                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement     [_] Confidential, For Use of the Commission
                                       Only (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                           Atmos Energy Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5) Total fee paid:
--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:
--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
   (3) Filing Party:
--------------------------------------------------------------------------------
   (4) Date Filed:
--------------------------------------------------------------------------------

[LOGO] ATMOS
                               December 21, 2001

Dear Atmos Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at the RiverPark Center, 101 Daviess Street, Owensboro, Kentucky, 42303, on Wednesday, February 13, 2002, at 11:00 a.m. Central Standard Time.

   The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. In addition, we will review with you the affairs and progress of the Company during the past year and report the results of operations for the first quarter.

   Your participation at this meeting is very important, regardless of the number of shares you hold or whether you will be able to attend the meeting in person. Please date, sign, and return the proxy in the enclosed envelope to ensure that your shares are represented at the meeting.

   On behalf of your Board of Directors, thank you for your continued support and interest in Atmos Energy Corporation.

                                          Sincerely,

                                          /s/ ROBERT W. BEST
                                          Robert W. Best
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                           ATMOS ENERGY CORPORATION
                                P.O. Box 650205
                           Dallas, Texas 75265-0205

                           NOTICE OF ANNUAL MEETING

To the Shareholders:

   The Annual Meeting of the Shareholders of Atmos Energy Corporation (the "Company") will be held at the RiverPark Center, 101 Daviess Street, Owensboro, Kentucky, 42303, on Wednesday, February 13, 2002, at 11:00 a.m. Central Standard Time for the following purposes:

    1. To elect four Class I directors for three-year terms expiring in 2005.

    2. To act upon a proposal to approve an amendment to the Company's 1998 Long-Term Incentive Plan to provide for an increase of 2,500,000 shares in the number of shares of common stock reserved for issuance under such Plan.

    3. To act upon a proposal to approve an amendment to the Company's Annual Incentive Plan for Management to provide for an extension of the term of the Plan for an additional three years.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Shareholders of record of the Company's common stock at the close of business on December 17, 2001 will be entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed.

   Included with this Proxy Statement is a copy of the Company's Annual Report to all shareholders and Form 10-K for the 2001 fiscal year.

                                          By Order of the Board of Directors,

                                          SHIRLEY A. HINES
                                          Corporate Secretary

December 21, 2001


                            YOUR VOTE IS IMPORTANT

 TO VOTE YOUR SHARES, PLEASE INDICATE YOUR CHOICES, SIGN AND DATE THE PROXY CARD, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY VOTE IN PERSON AT THE MEETING EVEN THOUGH YOU SEND IN YOUR PROXY.

                           ATMOS ENERGY CORPORATION
                                P.O. Box 650205
                           Dallas, Texas 75265-0205

                                PROXY STATEMENT

Solicitation and Revocability of Proxies

   The proxy enclosed with this statement is solicited by the management of Atmos Energy Corporation (the "Company") at the direction of the Company's Board of Directors. These materials were first mailed to the Company's shareholders on December 21, 2001.

   Any shareholder giving a proxy has the power to revoke the proxy at any time prior to its exercise. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or other electronic means. The cost of preparing, assembling and mailing the proxies and accompanying materials for this Annual Meeting of Shareholders, including the cost of reimbursing brokers and nominees for forwarding proxies and proxy statements to their principals, will be paid by the Company. In addition, Morrow & Co., Inc. ("Morrow") will assist the Company in the solicitation of proxies. The Company will pay approximately $7,500 in fees, plus expenses and disbursements, to Morrow for its proxy solicitation services.

Common Stock Information; Record Date

   As of December 17, 2001, there were 41,018,637 shares of the Company's common stock, no par value ("Common Stock"), issued and outstanding, all of which are entitled to vote. These shares constitute the only class of stock of the Company issued and outstanding. As stated in the accompanying Notice of Annual Meeting, only shareholders of record at the close of business on December 17, 2001 will be entitled to vote at the meeting. Each share is entitled to one vote.

Security Ownership of Certain Beneficial Owners and Management

   Security Ownership of Certain Beneficial Owners. The following table lists the beneficial ownership, as of November 30, 2001, of the Company's Common Stock with respect to each person known by the Company to be the beneficial owner of more than five percent of such Common Stock.

                                                 Amount of      Percentage of
              Name and Address                  Common Stock     Outstanding
             of Beneficial Owner             Beneficially Owned Common Stock
             -------------------             ------------------ -------------
  Atmos Energy Corporation Employee Stock
    Ownership Plan and Trust (the "ESOP")(a)     2,253,184           5.5%

--------
(a) The ESOP permits Company employees who participate in the ESOP to exercise voting power with respect to shares of the Company's Common Stock held in their ESOP accounts. With respect to shares of Common Stock owned by the ESOP for which participating employees do not exercise such voting rights, the ESOP Trust Committee, which is a committee appointed by the Board of Directors currently consisting of certain officers of the Company, is entitled to vote such shares in its discretion.

   Security Ownership of Management. The following table lists the beneficial ownership, as of November 30, 2001, of the Company's Common Stock with respect to all directors and nominees for director of the Company, the executive officers of the Company named in the Summary Compensation Table on pages 8-9 of this Proxy Statement, and all directors and executive officers of the Company as a group.

                                                                     Amount of      Percentage of
                                                                    Common Stock     Outstanding
                              Name                               Beneficially Owned Common Stock
                              ----                               ------------------ -------------
Travis W. Bain II...............................................         7,175         (a)(b)
Robert W. Best .................................................       166,947(c)       (a)
Dan Busbee......................................................         9,898         (a)(b)
Richard W. Cardin...............................................         5,850         (a)(b)
R. Earl Fischer.................................................        33,244(c)       (a)
Thomas J. Garland...............................................         7,983         (a)(b)
Richard K. Gordon...............................................           -0-         (a)(b)
Louis P. Gregory................................................         8,912(c)       (a)
Gene C. Koonce..................................................        25,609         (a)(b)
Thomas C. Meredith..............................................         4,786         (a)(b)
Phillip E. Nichol...............................................        14,340         (a)(b)
Carl S. Quinn...................................................        43,252         (a)(b)
John P. Reddy...................................................        39,451(c)       (a)
Charles K. Vaughan..............................................        53,599         (a)(b)
Richard Ware II.................................................        19,536         (a)(b)
J.D. Woodward, III..............................................     1,075,529(c)       2.6%
All directors and executive officers as a group (17 individuals)     1,537,108          3.8%

(a) The percentage of shares beneficially owned by such individual does not exceed one percent of the class so owned.

(b) Includes share units credited to the following directors under the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors in the following respective amounts: Mr. Bain, 4,860 units, Mr. Busbee, 5,150 units, Mr. Cardin, 3,350 units, Mr. Garland, 4,470 units, Mr. Gordon, -0- units, Mr. Koonce, 5,460 units, Dr. Meredith, 2,410 units, Mr. Nichol, 4,340 units, Mr. Quinn, 4,070 units, Mr. Vaughan, 3,890 units, and Mr. Ware, 1,810 units.

(c) Includes shares issuable upon the exercise of options held by the following officers within 60 days of November 30, 2001 under the Company's 1998 Long-Term Incentive Plan in the following respective amounts: Mr. Best, 50,000 shares, Mr. Fischer, 18,666 shares, Mr. Reddy, 26,666 shares, Mr. Woodward, 0 shares and Mr. Gregory, 6,666 shares.

                           1. ELECTION OF DIRECTORS

   Pursuant to the Company's Bylaws, the Board of Directors is divided into three classes, each of which class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Directors for Class I are to be elected at this Annual Meeting for three-year terms expiring in 2005. Travis W. Bain II, Dan Busbee, Richard K. Gordon and Gene C. Koonce have been nominated to serve as Class I directors.

   Messrs. Bain, Busbee and Koonce were last elected to three-year terms by the shareholders at the 1999 Annual Meeting, while Mr. Gordon was appointed to the Board effective September 1, 2001. The Board is nominating Messrs. Bain, Busbee, Gordon and Koonce to continue serving as Class I directors, whose three-year terms will expire in 2005.

   The other directors listed on the following pages will continue to serve in their positions for the remainder of their current terms. The names, ages, and biographical summaries of (i) the persons who have been nominated to serve as directors of the Company and (ii) the directors who are continuing in office until the expiration of their terms and the class in which such nominee or other director has been designated, are set forth in the following table. Each of the nominees has consented to be a nominee and to serve as a director if elected, and all votes authorized by the enclosed proxy will be cast FOR all of the nominees. In order to be elected as a director, the Company's Bylaws require a nominee to receive the vote of a majority of all outstanding shares of the Company's Common Stock entitled to vote and represented in person or by proxy at a meeting of shareholders at which a quorum is present.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
NOMINEES:

                                                                                                        Class
                                                                                      Year in Which  Designation
                                                                                      First Became a  and Year
                                                                                         Director        of
                   Name; Principal Occupation or Employment                               of the     Expiration
                  During Past Five Years; Other Directorships                     Age    Company       of Term
                  -------------------------------------------                     --- -------------- -----------
Travis W. Bain II................................................................ 67       1988        Class I
  Chairman of Texas Custom Pools, Inc. in Plano, Texas since March 1999.                                2002
  Formerly President of Bain Enterprises, Inc. in Plano, Texas from November
  1991 until March 1999. Director of Delta Industries, Inc. in Jackson,
  Mississippi.
*******************************************************************************************
Dan Busbee....................................................................... 68       1988        Class I
  Professional Fellow at the Southern Methodist University School of Law                                2002
  Institute of International Banking and Finance and Visiting Senior Fellow at
  the Centre for Commercial Law Studies, Queen Mary, University of London.
  Overseas Executive Director of the Centre for International Financial Studies
  and the Rule of Law at the British Institute of International & Comparative
  Law. Formerly of Counsel with Gibson Dunn & Crutcher in Dallas, Texas from August 1998 through August 1999. Formerly Attorney and Senior
  Shareholder with Locke Purnell Rain Harrell in Dallas, Texas from 1970 until August 1998.
*******************************************************************************************
Richard K. Gordon................................................................ 52       2001        Class I
 Vice Chairman, Investment Banking for Merrill Lynch & Co. since 1993.                                  2002
*******************************************************************************************

                                                                                                    Class
                                                                                  Year in Which  Designation
                                                                                  First Became a and Year of
                 Name; Principal Occupation or Employment                            Director    Expiration
                During Past Five Years; Other Directorships                   Age of the Company   of Term
                -------------------------------------------                   --- -------------- -----------
Gene C. Koonce............................................................... 69       1997        Class I
  Retired. Formerly Chairman of the Board, President and Chief Executive                            2002
  Officer of United Cities Gas Company from May 1996 until the merger of
  United Cities with the Company in July 1997. Formerly President and Chief
  Executive Officer of United Cities from October 1978 until May 1996.
*******************************************************************************************

   The following persons are directors of the Company who will be continuing in office until the expiration of their terms as set forth below.

                                                                            Year in Which  Class Designation
                                                                            First Became a    and Year of
              Name; Principal Occupation or Employment                         Director      Expiration of
             During Past Five Years; Other Directorships                Age of the Company       Term
             -------------------------------------------                --- -------------- -----------------
Robert W. Best......................................................... 55       1997          Class III
  Chairman of the Board, President and Chief Executive Officer of the                            2004
  Company since March 1997. Formerly Senior Vice President--
  Regulated Businesses of Consolidated Natural Gas Company from
  January 1996 to March 1997.
*******************************************************************************************
Richard W. Cardin...................................................... 66       1997          Class II
  Consultant and retired partner of Arthur Andersen LLP since 1995.                              2003
  Director of United States Lime and Minerals, Inc.
*******************************************************************************************
Thomas J. Garland...................................................... 67       1997          Class III
  Chairman of the Tusculum Institute for Public Leadership and Policy                            2004
  since 1998. Formerly Interim President of Tusculum College in
  Greeneville, Tennessee from July 1999 through June 2000. Formerly
  Executive-in-Residence at Tusculum College from 1990 to 1998.
  Director of Peoples Community Bank in Johnson City, Tennessee.
**********************************************************************************************
Thomas C. Meredith..................................................... 60       1995           Class II
  Chancellor of The University of Alabama System in Tuscaloosa,                                  2003
  Alabama since June 1997. Formerly President of Western Kentucky
  University in Bowling Green, Kentucky from September 1988 through
  May 1997. Director of Alabama Power Company; Director of
  Alabama Cast Iron and Pipe Company.
*******************************************************************************************

                                                                              Year in Which  Class Designation
                                                                              First Became a    and Year of
   Name; Principal Occupation or Employment During Past Five Years;              Director      Expiration of
                         Other Directorships                              Age of the Company       Term
-----------------------------------------------------------------------   --- -------------- -----------------
Phillip E. Nichol........................................................ 66       1985          Class III
  Senior Vice President of Central Division Staff of Paine Webber                                  2004
  Incorporated in Dallas, Texas since July 2001. Formerly Senior Vice
  President and Branch Manager of PaineWebber Incorporated in Dallas,
  Texas from March 1999 to June 2001. Formerly Senior Vice President and Divisional Hiring Officer for the Central Division of PaineWebber
  Incorporated in Dallas, Texas from March 1998 to February 1999.
  Formerly Senior Vice President and Branch Manager of PaineWebber
  Incorporated in Fort Worth, Texas from May 1996 to February 1998.
  Formerly Senior Vice President and Branch Manager of PaineWebber
  Incorporated in Cleveland, Ohio from February 1995 to May 1996.
*******************************************************************************************
Carl S. Quinn............................................................ 70       1994           Class II
  General Partner of Quinn Oil Company, Ltd. in East Hampton, New                                  2003
  York since May 1992.
*******************************************************************************************
Charles K. Vaughan....................................................... 64       1983          Class III
  Retired. Formerly Chairman of the Board of the Company from June                                 2004
  1994 until March 1997.
*******************************************************************************************
Richard Ware II.......................................................... 55       1994           Class II
  President of Amarillo National Bank in Amarillo, Texas since 1981.                               2003
  Member of the Board of Trustees of Southern Methodist University in
  Dallas, Texas.
*******************************************************************************************

Certain Business Relationships

   Mr. Gordon is Vice Chairman of Investment Banking for Merrill Lynch & Co., which firm has provided various types of investment banking services to the Company, including serving as an underwriter on the Company's public debt and equity offerings and providing advice in connection with merger and acquisition transactions. Mr. Ware is the president and a shareholder of Amarillo National Bank, Amarillo, Texas, which bank provides an $18 million short-term line of credit to the Company, serves as a depository bank for the Company, and is trustee for the Company's Restricted Stock Grant Plan.

The Board of Directors: Committees, Meetings, and Directors' Fees

   Standing Committees. The Company has certain standing committees, each of which is described below.

   The Executive Committee consists of Messrs. Best, Koonce, Quinn and Vaughan. Mr. Vaughan serves as chairman of the committee. In accordance with the Bylaws of the Company, the Executive Committee has, and may exercise, all of the powers of the Board during the intervals between the Board's meetings, subject to certain limitations and restrictions as set forth in the Bylaws or as may be established by resolution of the Board of Directors from time to time. The Executive Committee held two meetings during the last fiscal year.

   The Audit Committee consists of Messrs. Bain, Busbee, Cardin, and Meredith. Mr. Busbee serves as chairman of the committee. The Audit Committee reviews the scope and procedures of internal auditing work, the results of independent audits, and the accounting policies of management, and it recommends to the Board the appointment of the Company's outside auditors. The Audit Committee held four meetings during the last fiscal year. The Company's securities are listed on the New York Stock Exchange and are governed by its listing standards. The Audit Committee has adopted a charter, which it follows in conducting its activities. All members of the Audit Committee meet the independence standards of Section 303.01(B)(2)(a) and (3) of the Rules of the New York Stock Exchange.

   The Human Resources Committee consists of Messrs. Bain, Busbee, Garland, Gordon, Koonce and Nichol. Mr. Koonce serves as chairman of the committee. This committee reviews and makes recommendations to the Board of Directors regarding compensation for officers of the Company. In addition to compensation matters, the committee determines, develops, and makes recommendations to the Board regarding benefit packages, special bonus or stock plans, severance agreements, and succession planning with respect to the Company's officers. This committee also administers the Company's 1998 Long-Term Incentive Plan and Annual Incentive Plan for Management. During the last fiscal year, the Human Resources Committee held three meetings.

   The Nominating Committee consists of Messrs. Cardin, Meredith, Nichol, Quinn and Ware. Mr. Nichol serves as chairman of the committee. This committee selects candidates for consideration by the full Board to fill any vacancies on the Board, which may occur from time to time. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee also considers sound and meritorious nomination suggestions for directors from shareholders. All letters of recommendation for nomination should be sent to the Corporate Secretary of the Company at the Company's headquarters and must be received no later than January 15, 2002. Such letters should include, in addition to the nominee's name and address, a listing of the nominee's background and qualifications. A signed statement from the nominee should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee and that, if nominated by the Board and elected by the shareholders, he or she will serve as a director.

   The Work Session/Annual Meeting Committee consists of Messrs. Bain, Garland, Koonce, Nichol and Ware. Mr. Bain serves as chairman of the committee. This committee selects the site and plans the meeting and agenda for the special meeting of the Board held each year for the purpose of focusing on long-range planning and corporate strategy issues and selects the site for the Annual Shareholders Meeting. During the last fiscal year, the Work Session/Annual Meeting Committee held two meetings.

   Attendance at Board Meetings. During the last fiscal year, the Board of Directors of the Company held eight meetings. During the 2001 fiscal year, each director attended at least seventy-five percent of the aggregate of (a) all meetings of the Board and (b) all meetings of the committees of the Board on which such director served.

   Directors' Fees. As compensation for serving as a director, each of the non-employee directors receives an annual retainer of $20,000 and a fee of $1,000 per day for attendance at each Board and committee meeting (excluding telephone conference meetings). The fee paid for participation in a telephonic conference meeting of the Board or a committee is one-half of the regular meeting fee. Committee chairmen are also paid a fee for extra work done in connection with their committee duties. Beginning October 1, 2001, each of the non-employee directors will receive as compensation for serving as a director an annual retainer of $22,500 and a fee of $1,000 per day for attendance at each Board and committee meeting (excluding telephone conference meetings).

   In August 1998, the Board adopted the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors, representing an amendment to the Company's Deferred Compensation Plan for Outside Directors that was originally adopted in May 1990. This amended plan became effective when shareholders of the Company approved such amendment at their 1999 Annual Meeting in February 1999. Under the terms of the Company's Equity Incentive and Deferred Compensation Plan for Non-Employee Directors, each non-employee director is allowed to defer receipt of his annual retainer and meeting fees and to invest his deferred compensation into either a cash account or a stock account. In addition, each non-employee director receives an annual grant of share units for each year he serves as a director. The specific unit amounts credited to each director are shown in the Security Ownership Table on page 2 of this Proxy Statement.

   In November 1994, the Board adopted the Outside Directors Stock-for-Fee Plan, which plan was approved by the shareholders of the Company in February 1995. The plan permits non-employee directors to receive all or part of their annual retainer and meeting fees in Common Stock of the Company rather than in cash. An election by a director to receive his or her fees in stock does not alter the amount of fees payable but results in the deferral of payment of the stock portion of the fees until after the end of each quarter in which the fees were earned. The number of shares of Common Stock issued at such time will be equal to (a) the dollar amount of the fees to be paid in stock divided by (b) the fair market value of the Company's Common Stock on the last day of the applicable quarter. The fair market value is the closing price of a share of Common Stock of the Company as reported by the New York Stock Exchange. Only whole numbers of shares are issued; fractional shares are paid in cash. All such shares issued to non-employee directors are reflected in the Security Ownership Table on page 2 of this Proxy Statement.

   Other Compensation for Non-Employee Directors. The Company provides business travel accident insurance for non-employee directors and their spouses. The policy provides $100,000 coverage to directors and $50,000 coverage to their spouses per accident while traveling on Company business.

   Other Arrangements with Mr. Vaughan. Effective October 1, 1994, Mr. Vaughan retired as an officer and employee of the Company and entered into a consulting agreement with the Company. Under the agreement, Mr. Vaughan performs such consulting services as the Board may request from time to time. The term of the agreement was extended by amendment approved by the Board in 2000 for a three-year period, ending September 30, 2004, at which time the agreement will terminate. The agreement provides for future payments to Mr. Vaughan, in consideration for his consulting services, of $130,000 during the 2002 fiscal year, $100,000 during the 2003 fiscal year and $75,000 during the 2004 fiscal year. During the 2001 fiscal year, Mr. Vaughan received $130,000 in payment for his services under the consulting agreement. The payments are made in semi-annual installments payable on October 1 and April 1 of each fiscal year. Mr. Vaughan also receives benefits equivalent to those provided under the Company's former Mini-Med executive medical reimbursement plan.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in their ownership in the Company's Common Stock. Directors, executive officers, and greater-than-ten-percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that, during the last fiscal year, all of the Company's directors, executive officers, and greater-than-ten-percent beneficial owners were in compliance with the Section 16(a) filing requirements.

Executive Compensation

   Summary Compensation Table. The following table sets forth the compensation paid by the Company for each of the Company's last three completed fiscal years to the Company's four most highly compensated executive officers other than Mr. Best. Compensation information is not presented below for an individual for any fiscal year in which such individual did not serve as an executive officer of the Company.

                          SUMMARY COMPENSATION TABLE

                                          Annual Compensation      Long Term Compensation
                                     ----------------------------- ----------------------
                                                                   Restricted  Securities
                                                      Other Annual   Stock     Underlying  All Other
                                     Salary  Bonus(a) Compensation Awards(b)    Options/  Compensation
Name and Principal Position     Year  ($)      ($)        ($)         ($)       SARs(#)       ($)
---------------------------     ---- ------- -------- ------------ ----------  ---------- ------------
Robert W. Best................. 2001 572,788 399,600      (c)          0         75,000      21,480(d)
  Chairman of the Board,        2000 555,000    0         (c)          0         50,000       8,585
 President and Chief Executive  1999 540,192    0         (c)      1,525,000     50,000       8,585
 Officer
R. Earl Fischer(e)............. 2001 209,102 111,100      (c)          0         30,000      10,946(d)
  Senior Vice President,        2000 176,174    0         (c)          0         32,000       8,206
  Utility Operations
John P. Reddy(f)............... 2001 249,513 131,800      (c)          0         30,000      13,030(d)
  Senior Vice President and     2000 213,390    0         (c)          0         40,000       9,515
  Chief Financial Officer
J.D. Woodward, III(g).......... 2001 115,385 129,200      (c)          0           0          6,500(d)
  Senior Vice President,
  Non-Utility Operations
Louis P. Gregory(h)............ 2001 183,842 100,590      (c)          0         20,000       4,820(d)
  Senior Vice President and     2000   6,231    0         (c)          0         20,000           0
  General Counsel

--------
(a) The bonuses were actually paid after the end of the fiscal year in which they are reported. Because their payment relates to services rendered in the fiscal year prior to payment, the Company has consistently reported bonus payments in such prior fiscal year. Certain executive officers elected to convert a portion of their 2001 fiscal year bonuses to bonus stock, restricted stock or nonqualified stock options under the Company's 1998 Long-Term Incentive Plan with a conversion date of November 6, 2001, which elections by Messrs. Best and Reddy are not reflected in the table above. Mr. Best elected to convert 25% of his bonus of $399,600, or $99,900, to options to purchase shares of the Company's Common Stock, valued at 250% of the converted amount of the bonus or $249,750, divided by the value of each stock option using the Black-Scholes pricing model, or options to purchase a total of 62,282 shares; Mr. Reddy elected to convert 100% of his bonus of $131,800 to shares of restricted stock, valued at 150% of the converted amount of the bonus or $197,700, divided by the mean of the high and low stock price of $21.30 on the conversion date or 9,282 shares of restricted stock; Mr. Gregory elected to convert 50% of his bonus of $95,800 or $47,900 to shares of bonus stock, valued at 110% of the converted amount of the bonus or $52,690, divided by the mean of the high and low stock price of $21.30 on the conversion date or 2,474 shares.

(b) Dollar amounts shown equal the number of shares of restricted stock granted multiplied by stock price on grant date. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares. The number and value of the aggregate restricted stock holdings at the end of the last fiscal year for each of the current executive officers listed above were as follows: Robert W. Best, 62,500 shares with a value of $1,350,000; R. Earl Fischer, 2,950 shares with a value of $63,720; John P. Reddy, 2,250 shares with a value of $48,600 (not including 9,282 shares that were converted from Mr. Reddy's bonus awarded November 6, 2001, as discussed in footnote (a) above); J.D. Woodward, III, -0- shares; and Louis P. Gregory, -0- shares. Dividends are paid on the restricted stock reported in the Table at the same rate they are paid on all of the Company's Common Stock.

(c) The total dollar value of perquisites and other personal benefits for the named executive officer was less than the reporting thresholds established by the Securities and Exchange Commission.

(d) This amount reflects the amount of Company matching contributions made during the last fiscal year to the named executive officer's account pursuant to the Company's ESOP and the amount of insurance premiums paid by the Company during the last fiscal year with respect to term life insurance for the benefit of the named executive officer. The amounts paid during the 2001 fiscal year for each named executive officer were as follows: Robert
    W. Best, $6,400 in Company matching contributions made pursuant to the ESOP and $15,080 in term life insurance premiums; R. Earl Fischer, $5,356 in Company matching contributions made pursuant to the ESOP and $5,590 in term life insurance premiums; John P. Reddy, $6,400 in Company matching contributions made pursuant to the ESOP and $6,630 in term life insurance premiums; J.D. Woodward, III, $0 in Company matching contributions made pursuant to the ESOP and

   $6,500 in term life insurance premiums; and Louis P. Gregory, $0 in Company matching contributions made pursuant to the ESOP and $4,820 in term life insurance premiums.

(e) Mr. Fischer became Senior Vice President, Utility Operations of the Company on May 1, 2000.

(f) After joining the Company on August 12, 1998, Mr. Reddy became Senior Vice President, Chief Financial Officer and Treasurer of the Company on April 26, 2000. Effective October 1, 2000, Mr. Reddy became Senior Vice President and Chief Financial Officer of the Company.

(g) Mr. Woodward became Senior Vice President, Non-Utility Operations of the Company on April 1, 2001. Mr. Woodward's compensation does not include a total of approximately $121,000 paid by a subsidiary of the Company, Woodward Marketing, L.L.C. to two corporations owned by Mr. Woodward during the period April 1, 2001 through September 30, 2001. Such amount represents lease payments paid to Mr. Woodward's wholly-owned corporations, Woodward Pipeline, Inc. and Woodward Development, Inc. for office space and furniture leased by Woodward Marketing, L.L.C. during the period indicated on a month-to-month basis.

(h) Mr. Gregory became Senior Vice President and General Counsel of the Company on September 5, 2000.

   Stock Options. The following table provides information concerning options to purchase Common Stock of the Company under the Company's 1998 Long-Term Incentive Plan granted to the named current executive officers in the last fiscal year. The options have a term of ten years and may be exercised as follows: one-third after one year from the date of grant, another one-third after two years from the date of grant and the remaining one-third after three years from the date of grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR




                                   Individual Grants
                     ---------------------------------------------                       Potential Realizable Value
                     Number of Securities Percent of Total Options/                      at Assumed Rates of Stock
                     Underlying Options/       SARs Granted to      Exercise               Price Appreciation for
                             SARs                 Employees          or Base                  Option Term ($)(c)
                           Granted                in Fiscal           Price   Expiration --------------------------
        Name                (#)(a)                  Year            ($/Sh)(b)    Date         5%           10%
        ----         -------------------- ------------------------- --------- ----------   ---------    ---------
Robert W. Best......        75,000                  17.1%            $23.56    03-06-11  1,113,000     2,809,500
R. Earl Fischer.....        30,000                   6.8%            $23.56    03-06-11    445,200     1,123,800
John P. Reddy.......        30,000                   6.8%            $23.56    03-06-11    445,200     1,123,800
J.D. Woodward, III..         -0-                     n/a              n/a        n/a        -0-           -0-
Louis P. Gregory....        20,000                   4.6%            $23.56    03-06-11    296,800       749,200

(a) The number of securities underlying options for Mr. Best does not reflect Mr. Best's election on November 6, 2001 to convert 25% of his bonus, or $99,900, to options to purchase a total of 62,282 shares, as discussed in footnote (a) to the Summary Compensation Table on page 8. No SARs were granted in the 2001 fiscal year to any of the named executive officers.

(b) Exercise price is the fair market value per share of the shares as of the date of grant, as determined in accordance with the Company's 1998 Long-Term Incentive Plan.

(c) Potential realizable value is the amount that would be realized upon exercise by the named executive officer of the options immediately prior to the expiration of their respective terms, assuming the specified compound annual rates of appreciation on Common Stock over the respective terms of the options. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the Company's common stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

             AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                    Shares             Number of Securities      Value of Unexercised
                   Acquired           Underlying Unexercised         In-The-Money
                      On     Value    Options/SARs at Fiscal    Options/SARs at Fiscal
                   Exercise Realized      Year-End (#)(a)           Year-End ($)(b)
Name                 (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----               -------- -------- ------------------------- -------------------------
Robert W. Best....   -0-      -0-         50,000/125,000            99,163/198,337
R. Earl Fischer(c)   -0-      -0-         18,666/55,334             59,063/118,137
John P. Reddy(c)..   -0-      -0-         26,666/63,334             85,792/171,608
J.D. Woodward, III   -0-      -0-             -0-/-0-                  -0-/-0-
Louis P. Gregory..   -0-      -0-           6,666/33,334            12,932/25,868

--------
(a) The number of securities underlying unexercised options for Mr. Best does not reflect Mr. Best's election on November 6, 2001 to convert 25% of his bonus, or $99,900, to options to purchase a total of 62,282 shares, as discussed in footnote (a) to the Summary Compensation Table on page 8. No SARs were granted in the 2001 fiscal year to any of the named executive officers.
(b) Based on per share price for Common Stock of $21.60 per share. The price reflects the closing trading price on the New York Stock Exchange on September 28, 2001.
(c) Messrs. Fischer and Reddy were granted options in the 1999 fiscal year prior to their respective appointments as executive officers in the 2000 fiscal year to purchase shares of Common Stock in the amount of 12,000 shares and 20,000 shares, respectively.

   Retirement Plans. Until January 1, 1999, certain of the executive officers listed in the Summary Compensation Table were covered by the Employees' Retirement Plan of Atmos Energy Corporation (the "Retirement Plan"), a defined benefit pension plan pursuant to which all participants automatically accrued pension credits after completing one year of service with the Company. Each of the executive officers listed in the Summary Compensation Table also participates in the Company's Supplemental Executive Benefits Plan or Performance-Based Supplemental Executive Benefits Plan (collectively, the "Supplemental Plan"), which provides retirement benefits (as well as supplemental disability and death benefits) to all officers and business unit presidents of the Company. A participant who has been an officer or business unit president for at least two years, has five years of vesting service under the Retirement Plan or a similar plan, and attained age 55 is entitled to a supplemental pension in an amount that, when added to his or her pension payable under the Retirement Plan or a similar plan, equals 50% to 100% of his compensation, subject to reductions for less than ten years of vesting service and for retirement prior to age 62.

   Since January 1, 1999, commencing with their employment, the executive officers listed in the Summary Compensation Table have been covered by the Company's new Pension Account Plan, which covers all employees of the Company. Such executive officers who were employed by the Company on January 1, 1999 had an opening account balance established for them as of January 1, 1999 equal to the then present value of their respective accrued benefits under the Retirement Plan as of December 31, 1998. The present value factor is based on average life expectancy, normal retirement age and a discount rate of seven percent. The Pension Account Plan will credit an allocation to each participant's account at the end of each year according to a formula based on his age, service and total pay (excluding incentive pay).

   The Pension Account Plan provides for an additional annual allocation based upon a participant's age as of January 1, 1999 for those participants who were participants in the Retirement Plan. The Pension Account Plan will credit this additional allocation each year through December 31, 2008. In addition, at the end of each year, a participant's account will be credited with interest on the participant's prior year account balance. A special grandfather benefit also applies through December 31, 2008, for participants who were at least age 50 as of January 1, 1999, and who were participants in the Retirement Plan on December 31, 1998. Participants are fully vested in their account balances after five years of eligibility service and may choose to receive their account balances as a lump sum or an annuity.

   The following table illustrates the estimated combined annual benefits payable under the Pension Account Plan and the Supplemental Plan upon retirement at age 62 or later to persons in specified compensation categories and years-of-service classifications as determined in such person's last year of employment.

                             PENSION PLAN TABLE(a)

                             Years of Service
-            -------------------------------------------------
Remuneration    15        20        25        30        35
------------ --------- --------- --------- --------- ---------
$ 125,000...  93,750    93,750    93,750    93,750    93,750
  150,000...  112,500   112,500   112,500   112,500   112,500
  175,000...  131,250   131,250   131,250   131,250   131,250
  200,000...  150,000   150,000   150,000   150,000   150,000
  225,000...  168,750   168,750   168,750   168,750   168,750
  250,000...  187,500   187,500   187,500   187,500   187,500
  300,000...  225,000   225,000   225,000   225,000   225,000
  350,000...  262,500   262,500   262,500   262,500   262,500
  400,000...  300,000   300,000   300,000   300,000   300,000
  450,000...  337,500   337,500   337,500   337,500   337,500
  500,000...  375,000   375,000   375,000   375,000   375,000
  600,000...  450,000   450,000   450,000   450,000   450,000
  700,000...  525,000   525,000   525,000   525,000   525,000
  800,000...  600,000   600,000   600,000   600,000   600,000
  900,000...  675,000   675,000   675,000   675,000   675,000
  1,000,000.  750,000   750,000   750,000   750,000   750,000
  1,100,000.  825,000   825,000   825,000   825,000   825,000
  1,200,000.  900,000   900,000   900,000   900,000   900,000
  1,300,000.  975,000   975,000   975,000   975,000   975,000
  1,400,000. 1,050,000 1,050,000 1,050,000 1,050,000 1,050,000
  1,500,000. 1,125,000 1,125,000 1,125,000 1,125,000 1,125,000

--------

(a) The benefit amounts listed in the Pension Plan Table are not subject to any deduction for Social Security or offset amounts and are computed based upon payment as a joint and 50% survivor annuity.

   The Pension Account Plan covers only the regular salary of each of its participants, excluding bonuses (subject to the maximum covered compensation limit of $170,000 as of January 1, 2000 established by the Internal Revenue Code for qualified plans). The Supplemental Plan covers compensation in an amount equal to the sum of (a) the greater of the participant's annual base salary at the date of termination of employment or the average of the participant's annual base salary for the highest of three calendar years (whether or not consecutive) of employment with the Company; and (b) the greater of the amount of the participant's last award under any of the Company's annual performance bonus or incentive plans or the average of the participant's highest three performance awards under such plan (whether or not consecutive). The amount of current compensation covered by the Supplemental Plan as of the end of the last fiscal year for each of the executive officers listed in the Summary Compensation Table is as follows: Robert W. Best, $992,267; R. Earl Fischer, $326,100; John P. Reddy, $386,800; J.D. Woodward,
III, $379,200; and Louis P. Gregory, $281,200. Each of such executive officers has the following approximate number of years of credited service under the retirement plans: Mr. Best, four years; Mr. Fischer, 39 years; Mr. Reddy, three years; Mr. Woodward, 0 years; and Mr. Gregory, one year.

   Each of the executive officers listed in the Summary Compensation Table has also entered into a Participation Agreement with the Company as required by the Supplemental Plan. The Supplemental Plan provides that the accrued benefits, as calculated pursuant to the plan, of each participant will vest in the event of
(a) a termination of the participant's employment involuntarily by the Company for any reason other than "cause" or "disability" (i) following a "change of control" of the Company (as such term is defined in the plan), (ii) in anticipation of a "change in control" (whether or not a "change in control" ever occurs), or (iii) at the request of a party to a pending transaction that will constitute a "change in control", if and when the transaction is consummated, (b) a termination of the plan, (c) an amendment to the plan resulting in a decrease in the benefits otherwise payable to the participant;
(d) a termination of the participant's employment for any reason other than "cause", or (e) a termination of the participant's participation in the plan for any reason other than "cause" prior to the participant's termination of employment. The approval of the United Cities merger by the shareholders on November 12, 1996 constituted a "change in control" as defined in the Supplemental Plan, and as a result, Mr. Fischer, who was a participant in the Supplemental Plan as of November 12, 1996, is entitled to receive unreduced supplemental pension benefits commencing at age 55. The Participation Agreements set forth the specific rights of the participants to their accrued benefits upon the occurence of the events described above and constitute enforceable contracts separate from the provisions of the Supplemental Plan.

   Employment Severance Compensation Agreements and Change-in-Control Arrangements. The Company has entered into severance agreements with each of the executive officers named in the Summary Compensation Table to provide certain severance benefits for them in the event of the termination of their employment within three years following a "change in control" (as defined in the agreements) of the Company. Under each of the severance agreements and plans described below, a "change in control" of the Company is deemed to occur if, among other things, the shareholders of the Company approve a merger or other similar transaction, whereby the shareholders prior to the transaction will not own at least 60% of the voting power of the Company after the transaction.

   The severance agreement for each such executive officer provides that if employment is terminated by the Company other than for "cause" (as defined in the agreement), retirement, death, or disability, or by the employee for other than "constructive termination" (as defined in the agreement), the Company will pay such executive officer a lump sum severance payment equal to 2.5 times such executive officer's total compensation, comprised of the annual base salary and "Average Bonus", as such term is defined in the agreement. If the total of such lump sum severance payment plus all other payments, distributions or benefits of any type made to or on behalf of the executive officer results in the imposition of the excise tax imposed by Section 4999 of the Internal Revenue Code, the lump sum severance payment will be increased in an amount required for the executive officer to pay any such excise taxes or any resulting income or other taxes due the Internal Revenue Service. In addition, such executive officer will be entitled to all rights and benefits, if any, provided under any other plan or agreement between him and the Company.

   Each of the executive officers listed in the Summary Compensation Table, other than Messrs. Woodward and Gregory, has also participated in the Company's Restricted Stock Grant Plan and has received, from time to time, awards of stock that are restricted with respect to their transferability. The restrictions lapse pursuant to a schedule established by the Board of Directors at the date of the grant. Notwithstanding any established schedule for the removal of restrictions, however, the restrictions are immediately removed in the event of the participant's death, disability, or retirement at normal retirement age (age 62) or in the event of a "change of control" (as defined in the plan) of the Company. However, as discussed below, the Board of Directors has elected not to grant any more shares under this plan, should the Company's shareholders vote in favor of the proposal relating to the Company's 1998 Long-Term Incentive Plan.

   Human Resources Committee Interlocks and Insider Participation. The members of the Human Resources Committee during the last fiscal year were Messrs. Bain, Busbee, Garland, Gordon, Koonce and Nichol. There are no interlocking relationships between any executive officer of the Company and any other company.

   Human Resources Committee Report on Executive Compensation

THE ROLE OF THE COMMITTEE. The Human Resources Committee of the Board of Directors is charged with the responsibility of providing oversight and direction with respect to the compensation programs and employee benefit plans of the Company. All members of the Committee are non-employee directors who serve on the Board of Directors. Specific duties and responsibilities of the Committee include:

 . The establishment and oversight of the Company's executive compensation policy and strategy.

 . Development of recommendations to the Board of Directors regarding the pay of Company officers and of the CEO's compensation.

 . Development of recommendations to the Board of Directors regarding performance targets and criteria underlying the Company's various incentive compensation plans and approval of such targets and criteria with respect to the Company's incentive compensation plans subject to Section 162(m) of the Internal Revenue Code.

 . Interaction with outside advisors and consultants regarding the Company's current compensation and benefit plans as well as periodic assessments of the competitive marketplace, emerging trends and legislative developments, and best practices employed by other corporations.

 . Review and determination, for recommendation to the Board of Directors, of the Company's program for providing compensation to non-employee directors.

 . Assurance that the Company's compensation program for the CEO and other officers is aligned with the Company's overall business strategy and focuses upon the creation of value for the Company's shareholders.

This report has been prepared by the Committee immediately following the meeting of the Committee on October 23, 2001, at which time the Committee determined to whom to pay and the amount of respective bonus awards earned for the most recent performance year, established new incentive targets and performance measures for the 2002 performance year, reviewed salary recommendations for all officers and business unit presidents, and conducted other matters consistent with the Committee's charter.

COMPENSATION STRATEGY. The Company's approach to compensation for all employees is based upon the tenets of "total rewards." Total rewards is a comprehensive approach to compensation and benefits which emphasizes the importance of the entire rewards package of the Company: base salary, incentive compensation, employee benefits, training and development opportunities, and the corporate environment.

Consistent with the total rewards approach for all employees, the Company's compensation program for executives is founded upon the same underlying tenets of total reward opportunities. The Company's executive compensation strategy is founded upon the following guiding principles:

 . The Company's executive compensation strategy should be aligned with the Company's overall business strategy of focusing upon growth opportunities in both regulated and nonregulated business sectors, seeking ongoing improvements in operating efficiencies and service levels, and preparing for a more competitive environment in a consolidating industry.

 . Overall pay targets should reflect the Company's intent to pay executive base salaries at the 50th percentile of the competitive market practice with targeted total cash and targeted total direct compensation to be paid at the 75th percentile of competitive market practice if performance targets are reached.

 . Key executives who are charged with the responsibility for establishing and executing the Company's business strategy should have incentive compensation opportunities that are aligned with the creation of shareholder value.

 . Stock ownership is an important component for ensuring that executives' interests are aligned with shareholders.

 . To facilitate stock ownership for executives, the Company should provide stock options and other stock-based incentive vehicles that focus on shareholder value creation.

 . Incentive compensation opportunities should have significant upside potential with commensurate downside risk.

 . The Company's compensation strategy should place a greater emphasis upon stock options and related long-term incentive opportunities, with limited emphasis upon special benefits and perquisites.

 . The incentive compensation plans of the Company, to the extent that it is practical and consistent with the overall corporate business strategy, should comply with Section 162(m) of the Internal Revenue Code so that the Company can take the full tax deduction for executive compensation.

STRATEGY FOR NON-EMPLOYEE DIRECTOR COMPENSATION. The Committee has worked closely with the management consulting firm of Towers Perrin to ensure that the compensation program for non-employee directors serving on the Board of Directors is competitive and reflective of current best practices in the marketplace. In 1999, the Company's shareholders approved the adoption of the Equity Incentive and Deferred Compensation Plan for Non-Employee Directors. As a result, all current non-employee directors have voluntarily elected to participate in this new plan and to cease their participation in the Company's Retirement Plan for Non-Employee Directors. At the June 12, 2001 meeting of the Committee, Towers Perrin reviewed the competitiveness of the compensation program for Atmos non-employee directors and recommended that the Company make certain changes to the non-employee director compensation program in order to bring the program in line with the 50th percentile of competitive practice. The Committee and the Board of Directors approved Towers Perrin's recommendations, and beginning in the 2002 fiscal year, the non-employee directors will be paid $22,500 in annual retainer and will receive a grant of 600 common share units as an annual award under the Equity Incentive and Deferred Compensation Plan for Non-Employee Directors (representing increases of $2,500 and 200 share units respectively).

ASSESSMENT OF COMPETITIVE PRACTICES. The Committee regularly evaluates competitive compensation data provided by management consultants to ensure that the Company's pay policy and practices are aligned with the competitive marketplace. Over the course of the past 12 months, the Committee reviewed on three occasions competitive compensation levels from numerous survey sources and analyses provided by Towers Perrin. These sources of competitive compensation data included:

 . A review of the total direct compensation of the five highest paid executives for a select peer group of 13 gas utility companies which have annual revenues and market capitalizations comparable to the Company.

 .  Published survey data of the utility industry provided by the Executive
   Compensation Service.

 . Published and private survey data of both the utility industry and general industry provided by Towers Perrin.

These survey sources provide a comprehensive review of national compensation practices as well as selected companies that compete in specific geographic markets in which the Company participates. The organizations participating in these surveys are different than some of the companies that appear in the performance graph displayed below. Specific job comparisons and access to market data for companies included in the performance graph are not readily available to the Committee.

For the most recently completed fiscal year, the Company's executive compensation program was comprised of base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options. The following paragraphs discuss each of these program components.

BASE SALARY. All positions in the Company, including executive positions, have been assigned to formal salary grades and ranges. Positions are compared on the basis of job content to similar positions in companies of comparable revenue size and market capitalization to the Company. Salary ranges for all positions are reviewed on an annual basis, and proposed salary ranges are presented to the Committee for its review and consideration each year in October. The midpoint of each salary range is designed to approximate the 50th percentile of base salaries of comparable companies in the marketplace, as defined above.

The base salary for an individual executive may be more than or less than the salary range midpoint based upon the individual's performance and his or her level of experience in the position. In determining appropriate salary levels, the Committee also considers current economic conditions and national and industry trends in executive compensation.

Each year, the Chief Executive Officer and senior officers of the Company provide the Committee with an oral presentation discussing the performance and contributions of each executive. The Company uses a performance evaluation process which considers individual goals and areas of accountability. The individual executive's salary increase is based upon his performance rating and the overall salary increase budget and guidelines established by the Company for the year.

ANNUAL INCENTIVE COMPENSATION. The Company's corporate officers, business unit presidents, and direct reports to the officers and business unit presidents, participate in the Annual Incentive Plan for Management (the "Incentive Plan"). The Incentive Plan, which has been designed to comply with Section 162(m) of the Internal Revenue Code, considers the Company's ability to attain a return on equity financial goal which is expressed to participants as a target level of earnings per share (EPS). Each participant in the plan has a stated target annual incentive award opportunity stated as a percentage of base salary, with such target opportunities ranging from 10 percent to 60 percent of the participant's respective base salary. Awards pursuant to the Incentive Plan are typically paid in cash. However, subject to the terms of the Plan and the approval of the Committee, the participant may make a voluntary election to convert his award to Company bonus stock, restricted shares or stock options. Such voluntary elections must be made by a participant prior to the beginning of the Performance Period as defined in the Plan.

For the 2001 fiscal year, the Company exceeded the financial performance threshold for purposes of funding the Incentive Plan. As such, incentive awards were earned and paid to Company employees for 2001 performance, including the five proxy-named executives. In funding the Incentive Plan, the Company achieved a level of EPS which was between the target and maximum level of performance for purposes of the plan's measurement.

LONG-TERM INCENTIVE COMPENSATION. The Company currently grants long-term awards in the form of nonqualified stock options. All stock options are granted at fair market value on the date of grant and have a term of ten years. Executives will only realize value from their stock options should the share price appreciate above the grant price on the date such option shares were granted. The Committee believes that stock options align the interests of executives with the interests of other shareholders by focusing upon shareholder value.

During the 2001 fiscal year, the Company granted nonqualified stock options to a select number of key executives and officers. The Company has adopted share ownership guidelines for key officers; the guidelines are voluntary and should be achieved by each officer over the course of five years. The Committee strongly advocates executive share ownership as a means by which to better align executive interests with those of all shareholders. The Chief Executive Officer has a guideline to reach a share ownership position of five times his base salary over the course of the five years. Other officer positions have share ownership guidelines ranging from 2.5 to 1.0 times the officer's base salary.

At its June 12, 2001 meeting the Committee took certain actions with respect to the Company's long-term incentive program. First, the Committee elected to conditionally grant no further shares under the Company's Restricted Stock Grant Plan, should the Company's shareholders approve the proposal relating to the Company's 1998 Long-Term Incentive Plan discussed below. This plan was adopted on October 1, 1987 and approved by the Company's shareholders. This action was subsequently approved by the members of the Board of Directors who qualify as disinterested non-employee directors on August 8, 2001. As of that date, a total of 77,700 shares were available to be granted under the Restricted Stock Grant Plan. Also, on June 12, 2001, the Committee recommended that 2,500,000 shares be added to the share reserve of the Company's 1998 Long-Term Incentive Plan. This action by the Committee was approved by the Board of Directors on August 8, 2001. This plan, which was approved by shareholders as well, allows the Company to grant long-term incentives in the form of stock options, restricted shares, restricted stock units, stock appreciation rights, and other forms of performance-based equity awards. Since the plan's adoption, the Company has only granted stock options pursuant to the plan, and it is the Company's intent to continue with this practice for the foreseeable future. In the text of this proxy statement, management has requested shareholder approval of the request for an additional 2,500,000 shares to be reserved under the 1998 Long-Term Incentive Plan. The Committee believes that this additional share allocation, coupled with the remaining 288,824 shares held in the 1998 plan reserve pool, should provide a sufficient share pool for the Company over the next four to five years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Committee has awarded Mr. Robert W. Best, Chairman of the Board, President, and Chief Executive Officer of the Company, a base salary of $630,000 for 2002. Mr. Best's base salary was $580,000 in 2001. The increase in base salary awarded to Mr. Best by the Committee is in recognition of both the Company and individual performance achieved in 2001, especially his achievements in leading the Company in the acquisition of the Louisiana natural gas assets of Citizens Communications Company and LGS Natural Gas Company. In addition, Mr. Best's salary adjustment reflects his contribution to other merger and acquisition activities including the Company's definitive agreement to acquire Mississippi Valley Gas Company and the acquisition of certain Kentucky storage and pipeline assets for Woodward Marketing. Mr. Best earned an incentive award under the Incentive Plan for the 2001 fiscal year because of the Company's attainment of certain performance criteria as established for the Incentive Plan. Mr. Best's individual award was determined to be 68.9 percent of base salary which is between the target and maximum levels of performance. Mr. Best received a grant of 75,000 nonqualified stock options during the 2001 fiscal year. The nonqualified stock option grant awarded to Mr. Best in the 2001 fiscal year was in recognition of Mr. Best's contributions to the overall performance and success of the Company during the year.

COMPLIANCE WITH SECTION 162(m). The Board of Directors has elected to fully comply with Section 162(m) of the Internal Revenue Code. The Company's decision to comply means that the Company should maintain the tax deductibility for performance-based compensation paid to the proxy-named executives. In order to comply with Section 162(m), all actions taken by the Committee with respect to the compensation of the proxy-named executives will be taken by only each of those members who constitute a "non-employee director" as defined in Section 162(m). In this proxy statement, the Company has asked the Company's shareholders to approve the Incentive Plan and the 1998 Long-Term Incentive Plan as performance plans for purposes of a performance plan exemption pursuant to Section 162(m). An affirmative vote by shareholders will ensure that both plans will continue to provide compensation awards that are fully tax deductible to the Company.

Respectfully submitted by the Members of the Human Resources Committee of the Board of Directors:

                                          Gene C. Koonce, Chairman
                                          Travis W. Bain II
                                          Dan Busbee
                                          Thomas J. Garland
                                          Richard K. Gordon
                                          Phillip E. Nichol

   Performance Graph. The following graph compares the yearly percentage change in the Company's total return to shareholders for the last five fiscal years with the total return of the Standard and Poor's 500 Stock Index and the cumulative total return of other natural gas distribution companies comprising the Merrill Lynch Index.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                          AMONG ATMOS, S&P 500 INDEX
                            AND MERRILL LYNCH INDEX

                                    [CHART]

        ATMOS ENERGY CORPORATION  S&P 500 INDEX     MERRILL LYNCH INDEX
1996    $100                       $100              $100
1997    $111                       $140              $116
1998    $132                       $153              $126
1999    $116                       $196              $131
2000    $106                       $222              $139
2001    $116                       $163              $152

                         1996 1997 1998 1999 2000 2001
                         ---- ---- ---- ---- ---- ----
Atmos Energy Corporation $100 $111 $132 $116 $106 $116
S&P 500 Composite Index. $100 $140 $153 $196 $222 $163
Merrill Lynch Index..... $100 $116 $126 $131 $139 $152

--------
* Assumes a $100 investment on September 30, 1996, and reinvestment of dividends.

The Merrill Lynch Index used in the graph is the Merrill Lynch Group I and II Index (formerly known as the Merrill Lynch Small, Mid and Large Cap Index) for natural gas local distribution companies, which index Merrill Lynch utilizes to represent natural gas distribution companies in its weekly research reports. The following companies were included in the Merrill Lynch Index used in the graph: AGL Resources Inc., Atmos Energy Corporation, Cascade Natural Gas Corporation, The Laclede Group, Inc., New Jersey Resources Corporation, NICOR Inc., Northwest Natural Gas Company, NUI Corporation, Peoples Energy Corporation, Piedmont Natural Gas Company, Inc., SEMCO Energy, Inc., South Jersey Industries, Inc., Southern Union Company, Southwest Gas Corporation, UGI Corporation and WGL Holdings, Inc.

   Audit Committee Report

The Audit Committee (the Committee) is composed of four directors who are independent directors, as defined under the rules of the New York Stock Exchange. The Committee operates under a written charter adopted by the Board of Directors and oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including systems of internal controls.

In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's 2001 Annual Report with both management and the Company's independent auditors, Ernst & Young LLP, which included a discussion of the quality as well as the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee has discussed with Ernst & Young LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received and reviewed the written disclosures from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has also discussed with Ernst & Young LLP its independence from the Company.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

Respectfully submitted by the Members of the Audit Committee of the Board of
Directors:

                                          Dan Busbee, Chairman
                                          Travis W. Bain II
                                          Richard M. Cardin
                                          Dr. Thomas C. Meredith

Audit and Related Fees

   Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of the Company's 2001 annual consolidated financial statements and the review of the consolidated financial statements included the Company's Forms 10-Q for the 2001 fiscal year were $673,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by Ernst & Young LLP to the Company for financial information systems design and implementation fees for the 2001 fiscal year.

   All Other Fees. The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP during the 2001 fiscal year were $1,721,500, including fees for audit related services of $564,000 and fees for other services of $1,157,500. Audit related services include services relating to registration statements, including comfort letters, benefit plan audits, and various consultations on accounting standards and transactions. Other services included internal audit services, tax outsourcing services and various other tax planning and compliance services.

   The Audit Committee has determined that the provision of audit related and other services provided by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young LLP's independence from the Company.

         2. APPROVAL OF AMENDMENT TO THE 1998 LONG-TERM INCENTIVE PLAN

   The Company's shareholders are being asked to approve an amendment to the Company's 1998 Long-Term Incentive Plan (the "LTIP") to increase the number of shares reserved for issuance thereunder by 2,500,000, bringing the total number of shares of Common Stock reserved for issuance under the LTIP to 4,000,000. The LTIP is an integral part of the Company's overall compensation program. The proposed amendment would provide the additional shares necessary to attract, retain and reward the best available personnel for positions of substantial responsibility with the Company. Accordingly, the Board believes that approval of the amendment to increase the number of shares of Common Stock reserved for issuance under the LTIP by 2,500,000 shares is advisable and is in the best interests of the Company and its shareholders. Since the LTIP was approved by the shareholders in February 1999, a total of 1,308,877 stock options have been granted. As of November 30, 2001, there were 1,161,874 options to purchase shares outstanding; 17,840 shares of Common Stock had been issued upon the exercise of options; and 129,163 options to purchase shares had been forfeited.

   Regulations promulgated under Section 162(m) of the Internal Revenue Code (the "Code") provide that in order for the Company to continue to fully deduct for federal income tax purposes compensation paid under the LTIP to its five most highly compensated officers, the Company must seek approval of the terms of the LTIP every five years. Approval of the amendment to the LTIP to increase the number of shares reserved for issuance under the LTIP by 2,500,000 will also constitute reapproval of the terms of the LTIP for purposes of Section 162(m) of the Code. The complete text of the LTIP, as amended, is set forth in Exhibit A to this Proxy Statement. A summary of the LTIP described below is qualified in its entirety by reference to Exhibit A.

   Background and Purpose. The LTIP represents a part of the Company's total rewards strategy, which the Company developed as a result of a study it conducted of all employee, executive and non-employee director compensation and benefits. The Board of Directors adopted the LTIP in August 1998, which was approved by the Company's shareholders in February 1999. The LTIP is a comprehensive, long-term incentive compensation plan, providing for discretionary awards of incentive stock options, non-qualified stock options, stock appreciation rights, bonus stock, restricted stock and performance-based stock to help attract, retain, and reward employees and non-employee directors of the Company and its subsidiaries. Any employee of the Company, including an employee who is also a director or officer, and any non-employee director is eligible to participate in the LTIP. However, for the last three fiscal years, only officers, business unit presidents and employees at the director level (or its equivalent) of the Company (approximately 80 employees each fiscal year) have participated in the LTIP. The LTIP is intended to motivate participants using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders. These incentives and long-range performance goals have increased and should continue to increase the interest of employees or non-employee directors in the Company's overall performance and encourage such persons to continue their services for the Company.

   Administration. The LTIP is administered and interpreted by the Human Resources Committee of the Board (the "Committee"). Actions taken by the Committee with respect to the LTIP have been and will continue to be taken by those members who are non-employee directors and who qualify as "outside directors" under Section 162(m) of the Code and as "non-employee directors" under the rules promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), insofar as such actions are affected by Section 162(m) or Section 16. The Committee determines eligible persons to whom awards will be granted, as well as all terms, conditions, performance criteria and restrictions applicable to each award. In addition to any other powers and, subject to the provisions of the LTIP, the Committee (i) interprets the LTIP,
(ii) prescribes, amends, and rescinds any rules and regulations necessary or appropriate for the administration of the LTIP, and (iii) makes such other determinations and takes other action as it deems necessary or advisable in the administration of the LTIP. Any interpretation, determination, or action made or taken by the Committee is binding, and conclusive on all interested parties.

   General Description of Plan. The LTIP, which became effective as of October 1, 1998, has a term of ten years from its effective date, subject to earlier termination pursuant to the provisions of the LTIP. In the event of a Change in Control (as defined in the text of the LTIP attached hereto as Exhibit A), all unmatured installments of any awards outstanding shall automatically be accelerated and exercisable in full and all restrictions on any award shall be automatically terminated. The Board may amend, suspend or terminate the LTIP, in whole or in part, at any time; provided, however, that any amendment shall be made only with shareholder approval when such approval is necessary to comply with Section 162(m) of the Code.

   Subject to adjustment as provided in the LTIP, the maximum aggregate number of shares that may by issued under the LTIP shall not exceed 4,000,000 shares of Common Stock, assuming the shareholders approve this proposal to amend the LTIP to increase the number of shares reserved for issuance under the LTIP by 2,500,000, plus shares of Common Stock previously subject to awards which are forfeited, terminated, cancelled or rescinded, settled in cash in lieu of Common Stock, or exchanged for awards that do not involve Common Stock, or expire unexercised. Shares of Common Stock may be available from authorized but unissued shares of Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. The LTIP allows the Company to enter into award agreements that will permit the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock/restricted stock units, tandem awards, performance units, performance shares, bonus stock, and other stock unit awards or stock-based forms of awards. The total amount of incentive compensation that will be awarded during the 2002 fiscal year to each of the executive officers listed in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, each nominee for director, each associate of any such directors, executive officers or nominees, each other person who is to receive a total of five percent of any stock options or other compensation under the LTIP, and all employees including all current officers who are not executive officers, is not determinable.

   The total amount of incentive compensation that was awarded during the 2001 fiscal year under the LTIP to each of the groups specified below is as follows:
(a) each of the executive officers listed in the Summary Compensation Table received stock options under the LTIP as reported in the Summary Compensation Table on pages 8-9; in addition, certain of the executive officers elected to convert a portion of the compensation they received under the Annual Incentive Plan for Management into awards under the LTIP, as reported in the Summary Compensation Table on pages 8-9; (b) all current executive officers as a group received stock options under the LTIP to purchase a total of 175,000 shares of Common Stock, not including any awards under the LTIP pursuant to the decision by certain executive officers to convert a portion of their compensation received under the Annual Incentive Plan for Management, as discussed above;
(c) all current directors who are not executive officers as a group received no stock options or other compensation under the LTIP; (d) no nominee for director received any stock options or other compensation under the LTIP; (e) no associate of any such directors, executive officers or nominees received any stock options or other compensation under the LTIP; (f) no other person received a total of five percent of any stock options or other compensation under the LTIP, other than Messrs. Best, Fischer and Reddy, as noted above in the Option Grant table; and (g) all employees including all current officers who are not executive officers received only stock options under the LTIP to purchase a total of 264,500 shares of Common Stock. No other incentive compensation was awarded under the LTIP in the 2001 fiscal year. The total amount of incentive compensation that was awarded during the 2001 fiscal year to these groups of individuals under the LTIP would not have changed had the amendment increasing the number of shares reserved for issuance under the LTIP been already approved prior to the beginning of the 2001 fiscal year.

   Stock Options. The Committee may grant stock options, including non-qualified stock options ("NQSOs") and incentive stock options ("ISOs") to employees and directors; provided, however, that non-employee directors may receive only NQSOs. The terms applicable to each option grant, including the exercise prices, expiration dates and other material conditions upon which the options may be exercised, shall be detailed in an award agreement. The Company does not require any consideration to be paid by a recipient to the Company in exchange for the granting or extension of stock options. The Company requires consideration to be paid by a recipient only at the time of the exercise of the option in the amount of the exercise price. Stock option grants entitle the participant to purchase stock at prices not less than 100% of the fair market value on the date of grant. The

Committee may not grant ISOs under the LTIP to any employee which would permit the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time during any calendar year to exceed $100,000. Any stock option granted under the LTIP which is designated as an ISO that exceeds this limit or otherwise fails to qualify as a ISO shall be a NQSO. If an option qualifies as either an ISO or a NQSO, there will generally be no federal income tax consequences to either the recipient or the Company upon the issuance of such options. In the case of an ISO, there should also be no federal income tax consequences to either the recipient or the Company upon its exercise. However, if a stock option is qualified as a NQSO, the recipient must recognize compensation income in the year of exercise equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, while the Company will receive a corresponding deduction for compensation paid for the same amount. No participant may receive during any fiscal year of the Company awards of stock options and stock appreciation rights covering an aggregate of more than 500,000 shares of Common Stock.

   Restricted Stock/Restricted Stock Units. The Committee may grant shares of Restricted Stock or Restricted Units to participants in such amounts and for such duration as it shall determine. Each Restricted Stock/Restricted Unit grant shall be evidenced by an award agreement specifying the number of shares of Common Stock and/or the number of Restricted Units awarded, the period of restriction, the conditions and performance goals of the Company, or a subsidiary or any division thereof that must be satisfied prior to removal of the restriction, and such other provisions as the Committee shall determine. The participants receiving Restricted Stock/Restricted Unit awards generally are not required to pay for them (except applicable tax withholding) other than by rendering services to the Company.

   The restriction period of Restricted Stock and/or Restricted Units shall commence on the date of grant and shall expire upon satisfaction of the conditions set forth in the award agreement. Such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in performance compared to specified indices, (iv) attainment of specified growth rates, or (v) other comparable performance measurements, as may be determined by the Committee in its sole discretion. During the restriction period, participants in whose name Restricted Stock/Restricted Units are granted under the Plan may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid with respect to those Shares/Units.

   Stock Appreciation Rights. A stock appreciation right ("SAR") entitles the participant at his election to surrender to the Company the SAR, or portion thereof, and to receive from the Company in exchange therefor cash or shares in an amount equal to the excess of the fair market value per share over the SAR price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. The Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate fair market value equal to the amount of cash otherwise payable to the participant. A cash settlement would be made for any fractional share interests. In addition, the Committee may grant two or more incentives in one award in the form of a "tandem award," so that the right of the participant to exercise one incentive shall be cancelled if, and to the extent, the other incentive is exercised.

   Performance-Based Awards. The Committee may issue performance awards in the form of either Performance Units or Performance Shares, subject to the performance goals and performance period it determines. The extent to which performance measures are met will determine the value of each Performance Unit or the number of Performance Shares earned by the participant. The terms and conditions of each performance award will be set forth in an award agreement. Payment of the amount due upon settlement of a performance award shall be made in a lump sum or installments in cash, shares of Common Stock, or a combination thereof as determined by the Committee.

   Bonus Stock. The Committee may award shares of Bonus Stock to participants under the LTIP without cash consideration. In the event the Committee assigns restrictions on the shares of Bonus Stock awarded under the LTIP, then such shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if the restrictions have not lapsed or vested. If any vesting condition is not met on the shares, then such shares must be returned to the Company, without any payment from the Company, within 60 days.

   Other Stock-Based Awards. The Committee may issue to participants, either alone or in addition to other awards made under the LTIP, Stock Unit Awards, which may be in the form of Common Stock or other securities. The value of such award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an award may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and
(ii) cash payments in lieu of or in addition to an award. Subject to the provisions of the LTIP, the Committee shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the award that shall be specified in an award agreement.

Board Recommendation to Approve Amendment to 1998 Long-Term Incentive Plan

   On August 8, 2001, the Board of Directors approved and adopted the amendment to the LTIP, which is subject to the approval of the shareholders of the Company at the Annual Meeting of Shareholders on February 13, 2002. The Board of Directors believes that the LTIP will continue to accomplish its purpose of motivating employees and non-employee directors using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders.

   The amendment to the LTIP is being submitted to the shareholders of the Company for their approval pursuant to the provisions of the LTIP, as well as to comply with the rules of the New York Stock Exchange and Section 162(m) of the Code. According to the Company's Bylaws, this proposal to adopt the amendment to the LTIP requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be included in the total shares present or represented by proxy for purposes of determining if a quorum exists, but neither abstentions nor broker non-votes will be counted as a vote "For" or "Against" the amendment. However, unlike an abstention that will in effect constitute a vote against the proposal, a broker non-vote will not have such effect because brokers do not have discretionary power to vote on this proposal under the rules of the New York Stock Exchange.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 LONG-TERM INCENTIVE PLAN.

       3. APPROVAL OF AMENDMENT TO ANNUAL INCENTIVE PLAN FOR MANAGEMENT

   The Company's shareholders are also being asked to approve an amendment to the Company's Annual Incentive Plan for Management (the "Incentive Plan") to extend the term for an additional three years, which if approved, will mean that the Incentive Plan will expire September 30, 2006. Along with the LTIP, the Incentive Plan represents an integral part of the Company's overall compensation program. The Board of Directors believes that the Incentive Plan has been and will continue to be effective in maintaining a balanced and competitive overall compensation program. Accordingly, the Board believes that approval of the amendment to extend the term of the Incentive Plan for an additional three year period is advisable and is in the best interests of the Company and its shareholders. Regulations promulgated under Section 162(m) of the Internal Revenue Code (the "Code") provide that in order for the Company to continue to fully deduct for federal income tax purposes compensation paid under the Incentive Plan to its five most highly compensated officers, the Company must seek approval of the terms of the Incentive Plan every five years. Approval of the amendment to the Incentive Plan to extend the term of the plan for an additional three year period will also constitute reapproval of the terms of the Incentive Plan for purposes of Section 162(m) of the Code. The complete text of the Incentive Plan is set forth in Exhibit B to this Proxy Statement. A summary of the Incentive Plan contained herein is qualified in its entirety by reference to Exhibit B.

   General Description and Purpose. The Incentive Plan represents another part of the Company's total rewards strategy, which the Company developed as a result of a study it has conducted of all employee, executive and non-employee director compensation and benefits. The Board of Directors adopted the Incentive Plan, effective October 1, 1998, which was approved by the Company's shareholders in February 1999. The purpose of the Incentive Plan is to promote the interests of the Company and its shareholders by attracting, motivating, and retaining executives and senior managers. The Incentive Plan is also intended to establish a sense of personal commitment on the part of its executives and senior managers in the growth, development, and financial success of the Company and reward these key employees accordingly. Any employee of the Company, including an employee who is also a director or an officer, is eligible to participate in the Incentive Plan. However only officers, business unit presidents and other key employees of the Company (a total of approximately 80 employees) have participated in the Incentive Plan since its inception. An employee must be a participant in the Incentive Plan for a minimum of six months during the plan year to be eligible for an award for that plan year. The Committee, upon its own action, may make, but shall not be required to make, an award to any employee.

   The Incentive Plan became effective as of October 1, 1998 and shall expire on October 1, 2003. However, should the Company's shareholders approve the extension of the Incentive Plan for an additional three year period, the Incentive Plan shall expire September 30, 2006. All awards made prior to, and outstanding on that date, shall remain valid in accordance with their terms and conditions. In the event of a Change in Control (as defined in the text of the Incentive Plan), all awards for the performance period shall be deemed earned at the maximum performance goal level and payment of the maximum award shall be made within 10 days after the effective date of the Change in Control. The Company will require any successor to assume and agree to perform the Company's obligations under the Incentive Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The Board may at any time amend, suspend or terminate the Incentive Plan; provided, however, that any amendment shall be made with shareholder approval where such approval is necessary to comply with Section 162(m) of the Code.

   Administration. The Incentive Plan is administered and interpreted by the Human Resources Committee unless otherwise determined by the Board. Actions taken by the Committee with respect to the Incentive Plan have been and will continue to be taken by those members who are non-employee directors and who qualify as "outside directors" under Section 162(m) of the Code and as "non-employee directors" under the rules promulgated under Section 16 of the Exchange Act, insofar as such actions are affected by Section 162(m) or Section
16. The Committee also determines and designates the eligible persons to whom awards will be made. The Committee also has the following specific powers: (i) interpret the Incentive Plan, (ii) prescribe, amend, and waive any rules and regulations necessary for the administration of the Incentive Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Incentive Plan. All interpretations, determinations or actions made or taken by the Committee are final, binding, and conclusive on all interested parties.

   Performance Goals and Measurement. Performance goals are established by the Committee in writing not later than 90 days after the beginning of the applicable performance period. Performance goals may be the same for all participants or, at the discretion of the Committee, may differ to reflect more appropriate measures of individual performance. Performance goals may be based on one or more business and/or financial criteria. In establishing performance goals for the plan year, the Committee may include one or any combination of many criteria such as total shareholder return; return on assets, equity, capital, or investment; earnings per share; cash flow; levels of operating expense; and measures of customer satisfaction and service. The Committee also has the discretion to make adjustments in calculating the attainment of performance goals in recognition of extraordinary items or changes in the law or financial reporting.

   Awards. Awards are generally paid in cash. However, the Committee may choose to pay awards in the form of stock issued under the LTIP. In addition, if the Committee permits and if the participant makes an election in advance, the participant may elect to convert his or her award in 25 percent increments, in whole or part, into the following forms: (a) defer receipt of the award of all or a part of the deferred compensation under the Executive Nonqualified Deferred Compensation Plan; (b) convert the award to unrestricted stock in the form of Bonus Shares (value equal to 110% of amount of award) granted under the LTIP; (c) convert the award to restricted stock (value equal to 150% of amount of award) granted pursuant to the LTIP; or (d) convert the award to stock options (with value equal to 250% of amount of award) granted pursuant to the LTIP. The maximum cash award for any performance period is $1,000,000. The total amount of incentive compensation that will be awarded during the 2002 fiscal year to each of the executive officers listed in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees including all current officers who are not executive officers, is not determinable. The total amount of incentive compensation that was awarded during the 2001 fiscal year under the Incentive Plan to each of the groups specified below is as follows: (a) each of the executive officers listed in the Summary Compensation Table received incentive compensation as reported in the Summary Compensation Table on pages 8-9; (b) all current executive officers as a group received $935,000; (c) all current directors who are not executive officers as a group received $0; and (d) all employees including all current officers who are not executive officers received $1,498,100. The total amount of incentive compensation that was awarded during the 2001 fiscal year to these groups of individuals under the Incentive Plan would not have changed had the amendment extending the term of the Incentive Plan been already approved prior to the beginning of the 2001 fiscal year.

Board Recommendation to Approve Amendment to Annual Incentive Plan for
Management

   On August 8, 2001, the Board of Directors approved and adopted the amendment to the Incentive Plan, which is subject to the approval of the shareholders of the Company at the Annual Meeting of Shareholders on February 13, 2002. The Board of Directors believes that the Incentive Plan will continue to accomplish its purpose of promoting the interests of the Company and its shareholders by attracting, motivating, and retaining executives and senior managers.

   The amendment to the Incentive Plan is being submitted to the shareholders of the Company for their approval pursuant to the provisions of the Incentive Plan and to comply with Section 162(m) of the Code. According to the Company's Bylaws, this proposal to approve an amendment to the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be included in the total shares present or represented by proxy for purposes of determining if a quorum exists, but neither abstentions nor broker non-votes will be counted as a vote "For" or "Against" the proposal. However, unlike an abstention that will in effect constitute a vote against the proposal, a broker non-vote will not have such effect because brokers do not have discretionary power to vote on this proposal under the rules of the New York Stock Exchange.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ANNUAL INCENTIVE PLAN FOR MANAGEMENT.

                                   AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors selected Ernst & Young LLP to continue as the Company's auditors for the fiscal year ending September 30, 2002. The firm of Ernst & Young LLP and its predecessors have been the independent auditors of the Company since the Company's incorporation in 1983. It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting. The representatives of Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

Other Business

   The Company does not know of any other business that may come before the Annual Meeting. However, if any other matters are properly brought before the meeting by the management or any shareholder, it is the intention of each person named in the accompanying proxy to vote such proxy in accordance with his judgment on such matters. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

Shareholder Proposals

   In the event a shareholder intends to present a proposal at the Annual Meeting of Shareholders on February 13, 2002, he or she must be a shareholder of record on the Record Date, December 17, 2001, who shall continue to be entitled to vote at the Annual Meeting and who mails a notice of such proposal so that it is received at the principal executive offices of the Company by January 15, 2002. In the event a shareholder intends to present a proposal at the Year 2003 Annual Meeting of Shareholders, in order for such proposal to be included in the Company's Proxy Statement relating to such meeting, it must be received at the principal executive offices of the Company no later than August 24, 2002 and it must be prepared according to applicable law, as determined by the Company.

                                          By Order of the Board of Directors,

                                          SHIRLEY A. HINES
                                          Corporate Secretary

Dallas, Texas
December 21, 2001

                                                                      EXHIBIT A

                           ATMOS ENERGY CORPORATION
                         1998 LONG-TERM INCENTIVE PLAN
                   (as amended and restated August 10, 2001)

   The Atmos Energy Corporation 1998 Long-Term Incentive Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Atmos Energy Corporation, a Texas and Virginia corporation (hereinafter called the "Company") on August 12, 1998 to be effective October 1, 1998, and was approved by the Company's shareholders on February 10, 1999. An amendment to the Plan was approved by the Board of Directors on August 8, 2001 (which amendment is reflected below) and will be submitted to the Company's shareholders for approval on February 13, 2002.

                                   ARTICLE 1

                                    PURPOSE

   The purpose of the Plan is to attract and retain the services of able persons as employees of the Company and its Subsidiaries and as Non-employee Directors (as herein defined), to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, or restricted stock, and to motivate employees and Non-employee Directors using performance-related incentives linked to longer-range performance goals and the interests of the Company's shareholders, whether granted singly, or in combination, or in tandem, that will

   (a) increase the interest of such persons in the Company's welfare;

   (b) furnish an incentive to such persons to continue their services for the Company; and

   (c) provide a means through which the Company may attract able persons as employees and Non-employee Directors.

   With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee. Further, any Awards granted under the Plan to a Non-employee Director shall be solely to compensate said Director for his services to the Company as a Non-employee Director.

                                   ARTICLE 2

                                  DEFINITIONS

   For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

   2.1 "Award" means the grant of any Incentive Stock Option, Non-qualified Stock Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Bonus Stock or other Stock Unit Award whether granted singly, in combination or in tandem (each individually referred to herein as an "Incentive"). "Award" also means any Incentive to which an award under the Management Incentive Plan is made or converted.

   2.2 "Award Agreement" means a written agreement between a Participant and the Company, which sets out the terms of the grant of an Award.

   2.3 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised or earned.

   2.4 "Board" means the Board of Directors of the Company.

   2.5 "Bonus Stock" means an Award granted pursuant to Section 6.8 of the Plan expressed as a share of Common Stock which may or may not be subject to restrictions.

   2.6 (a) "Change in Control" of the Company shall be deemed to have occurred if:

      (i) Any "Person" (as defined in Section 2.6(b)(i) below), other than (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Section 2.6(b)(ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities, or 33 1/3% or more of the then outstanding common stock of the Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph
          (iii)(A) below.

     (ii) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Company and any "new director" (as defined in Section 2.6(b)(iii) below) cease for any reason to constitute a majority of the Board of Directors.

    (iii) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

          (A) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

          (B) the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities;

     (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

   (b) Definitions. For purposes of Section 2.6(a) above,

      (i) "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act as modified and used in Sections 13(d) and 14(d) of the 1934 Act.

     (ii) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the 1934 Act.

    (iii) "New director" shall mean an individual whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended.

       However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.


     (iv) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

   2.7 "Code" means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

   2.8 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

   2.9 "Common Stock" means the common stock, with no par value (stated value of $.005 per share), which the Company is currently authorized to issue or may in the future be authorized to issue.

   2.10 "Company" means Atmos Energy Corporation, a Texas and Virginia corporation, and any successor entity.

   2.11 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes will have remuneration in excess of $1,000,000 for the Performance Period, as provided in Section 162(m) of the Code.

   2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

   2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

   2.14 "Fair Market Value" of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

   2.15 "Incentive Stock Option" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

   2.16 "Management Incentive Plan" means the Atmos Energy Corporation Annual Incentive Plan for Management, as amended from time to time.

   2.17 "Non-employee Director" means a member of the Board who is not an Employee and who satisfies the requirements of Rule 16b-3(b)(3) promulgated under the 1934 Act or any successor provision.

   2.18 "Non-qualified Stock Option" or "NQSO" means a non-qualified stock option, granted pursuant to this Plan.

   2.19 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

   2.20 "Participant" shall mean an Employee or Non-employee Director to whom an Award is granted under this Plan.

   2.21 "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

   2.22 "Performance Criteria" or "Performance Goals" or "Performance Measures" mean the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives is earned.

   2.23 "Performance Period" means the time period designated by the Committee during which performance goals must be met.

   2.24 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the value of Common Stock in a manner deemed appropriate by the Committee and described in the Agreement.

   2.25 "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Award Agreement.

   2.26 "Plan" means The Atmos Energy Corporation 1998 Long-Term Incentive Plan, as amended from time to time.

   2.27 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

   2.28 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

   2.29 "Restricted Stock Unit" means a fixed or variable dollar denominated right to acquire Common Stock, which may or may not be subject to restrictions, contingently awarded under Section 6.4 of the Plan.

   2.30 "Retirement" means any Termination of Service solely due to retirement upon attainment of age 65, or permitted early retirement as determined by the Committee.

   2.31 "SAR" means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

   2.32 "SAR Price" means the Fair Market Value of each share of Common Stock covered by an SAR, determined on the Date of Grant of the SAR.

   2.33 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option.

   2.34 "Stock Unit Award" means awards of Common Stock or other awards pursuant to Section 6.9 hereof that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other securities of the Company.

   2.35 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

   2.36 "Termination of Service" occurs when a Participant who is an Employee or Non-employee Director shall cease to serve as an Employee or Non-employee Director for any reason.

   2.37 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under The Atmos Energy Corporation Group Long-Term Disability Plan as in effect from time to time; or, if such Plan is not then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

                                   ARTICLE 3

                                ADMINISTRATION

   The Plan shall be administered by the Human Resources Committee of the Board (the "Committee") unless otherwise determined by the Board. If said Human Resources Committee does not so serve, the Committee shall consist of not fewer than two persons; any member of the Committee may be removed at any time, with or without cause, by resolution of the Board; and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

   All actions to be taken by the Committee under this Plan, insofar as such actions affect compliance with Section 162(m) of the Code, shall be limited to those members of the Board who are Non-employee Directors and who are "outside directors" under Section 162(m). The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

   The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan, including, but not limited to, any rights of the Committee to cancel or rescind any such Award. The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

   The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

   With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

                                   ARTICLE 4

                                  ELIGIBILITY

   Any Employee (including an Employee who is also a director or an officer) and any Non-employee Director is eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or any Non-employee Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, different Awards need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or Non-employee Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Non-employee Directors who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5

                            SHARES SUBJECT TO PLAN

   Subject to adjustment as provided in Articles 14 and 15, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) 1,500,000 shares; plus (b) shares of Common Stock previously subject to Awards which are forfeited, terminated, cancelled or rescinded, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expired unexercised. As of August 8, 2001, the Board authorized issuance of an additional 2,500,000 shares under the Plan, subject to approval by the Company's shareholders.

   Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6

                                GRANT OF AWARDS

   6.1 In General. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

   If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

   6.2 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan, which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option shall be a Non-qualified Stock Option. The Committee may not grant Incentive Stock Options to Non-employee Directors.

   6.3 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards of Stock Options and SARs covering an aggregate of more than five hundred thousand (500,000) shares of Common Stock.

   6.4 Restricted Stock/Restricted Stock Units. If Restricted Stock and/or Restricted Stock Units are granted to a Participant under an Award, the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock and/or the number of Restricted Stock Units awarded,
(ii) the price, if any, to be paid by the Participant for such Restricted Stock and/or Restricted Stock Units, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock and/or Restricted Stock Units, which shall be consistent with this Plan. The provisions of Restricted Stock and/or Restricted Stock Units need not be the same with respect to each Participant.

   (a) Legend on Shares. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 18.12 of the Plan. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

   (b) Restrictions and Conditions. Shares of Restricted Stock and Restricted Stock Units shall be subject to the following restrictions and conditions:

      (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock and/or Restricted Stock Units. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock and/or Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

     (ii) Except as provided in subparagraph (i) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

    (iii) The Restriction Period of Restricted Stock and/or Restricted Stock Units shall commence on the Date of Grant and, subject to Article 15 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock and/or Restricted Stock Units, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable Performance Measurements, as may be determined by the Committee in its sole discretion.

     (iv) Subject to the provisions of the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock and/or Restricted Stock Units shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock and/or Restricted Stock Units, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares and/or units. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

   6.5 SAR. An SAR shall entitle the Participant at his election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

   6.6 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a "tandem award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

   6.7 Performance Based Awards.

   (a) Grant of Performance Awards. The Committee may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Goals and Performance Period as it shall determine. The terms and conditions of each Performance Award will be set forth in the related Award Agreement. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company thereof (except for applicable tax withholding) other than the rendering of services.

   (b) Value of Performance Awards. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The Performance Goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The extent to which such Performance Goals are met will determine the value of the Performance Unit or Performance Share to the Participant.

   (c) Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in a lump sum or installments in cash, shares of Common Stock, or a combination thereof as determined by the Committee.

   6.8 Bonus Stock. The Committee may award shares of Bonus Stock to Participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock awarded under the Plan shall be unencumbered of any restrictions (other than those advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 6.7 hereof. In the event the Committee assigns any restrictions on the shares of Bonus Stock awarded under the Plan, then such shares shall be subject to at least the following restrictions:

   (a) No shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such shares are subject to restrictions which have not lapsed or have not been vested.

   (b) If any condition of vesting of the shares of Bonus Stock are not met, all such shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.

   6.9 Other Stock Based Awards.

   (a) Grant of Other Stock Based Awards. The Committee may issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section 6.9 or as an Award granted pursuant to the other provisions of this Article 6, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. The Committee shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") of the Award and shall set forth those rules in the related Award Agreement.

   (b) Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

      (i) Common Stock or other securities issued pursuant to Stock Unit Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3 under the 1934 Act, a Participant's rights with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. To the extent a Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 under the 1934 Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by laws of descent and distribution. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

     (ii) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

    (iii) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of the Stock Unit Awards.

     (iv) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

      (v) The Committee as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award at the time of Award.

                                   ARTICLE 7

                            OPTION PRICE; SAR PRICE

   The Option Price for any share of Common Stock which may be purchased under a Stock Option and the SAR Price for any share of Common Stock subject to an SAR shall be at least One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

                                   ARTICLE 8

                             AWARD PERIOD; VESTING

   8.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five
(5) years from the Date of Grant.

   8.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised.

                                   ARTICLE 9

                            TERMINATION OF SERVICE

   In the event of Termination of Service of a Participant, an Incentive may only be exercised as determined by the Committee and provided in the Award Agreement.

                                  ARTICLE 10

                             EXERCISE OF INCENTIVE

   10.1 In General. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in
Article 9. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

   In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock. The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

   (a) Stock Options. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so submitted.

          Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

   (b) SARs. Subject to the conditions of this Section 10.1(b) and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

   10.2 Disqualifying Disposition of ISO. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                  ARTICLE 11

             SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

   Awards subject to Performance Criteria paid to Covered Participants under this Plan shall be governed by the conditions of this Article 11 in addition to the requirements of Sections 6.4, 6.7, 6.8 and 6.9 above. Should conditions set forth under this Article 11 conflict with the requirements of Sections 6.4, 6.7, 6.8 and 6.9, the conditions of this Article 11 shall prevail.

   (a) All Performance Measures, Goals, or Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance.

   (b) The Performance Goals relating to Covered Participants for a Performance Period shall be established by the Committee in writing. Performance Goals may include alternative and multiple Performance Goals and may be based on one or more business and/or financial criteria. In establishing the Performance Goals for the Performance Period, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

      (i) Total shareholder return;

     (ii) Return on assets, equity, capital, or investment;

    (iii) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income;

     (iv) Cash flow and cash flow return on investment;

      (v) Economic value added and economic profit;

     (vi) Growth in earnings per share;

    (vii) Levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense; or

   (viii) Measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein.

   (c) The Performance Goals must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated thereunder.

   (d) The Committee is authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting principles, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided that such adjustment is permitted by Section 162(m) of the Code.

   (e) The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

   (f) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Goals that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

   (g) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Sections 6.4, 6.7, 6.8 and 6.9 for any Performance Period shall be (i) if in cash, One Million Dollars ($1,000,000.00) and
       (ii) if in shares of Common Stock, five hundred thousand (500,000) shares.

   (h) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this
       Article 11.

                                  ARTICLE 12

                          AMENDMENT OR DISCONTINUANCE

   Subject to the limitations set forth in this Article 12, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 12 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

                                  ARTICLE 13

                                     TERM

   The Plan shall be effective as set forth in Section 18.11. Unless sooner terminated by action of the Board, the Plan will terminate on October 1, 2008, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                  ARTICLE 14

                              CAPITAL ADJUSTMENTS

   If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

   (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

   (b) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

   (c) Appropriate adjustments shall be made in the number of SARs and the SAR Price thereof then subject to exercise pursuant to each such SAR previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price.

   (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

   (e) Appropriate adjustments shall be made with respect to shares of Common Stock applicable to any other Incentives previously awarded under the Plan as the Committee, in its sole discretion, deems appropriate, consistent with the event.

   Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to (i) the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan,
(ii) the number of or SAR Price or SARs then subject to outstanding SARs granted under the Plan, (iii) the number of outstanding shares of Restricted Stock, or (iv) the number of shares of Common Stock otherwise payable under any other Incentive.

   Upon the occurrence of each event requiring an adjustment with respect to any Incentive, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 15

                         RECAPITALIZATION, MERGER AND
                       CONSOLIDATION; CHANGE IN CONTROL

   (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

   (c) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all Stock Options and SARs may be canceled by the Company immediately prior to the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all or any portion of all of the shares of Common Stock subject to such outstanding Incentives whether or not such Incentives are then vested or exercisable.

   (d) In the event of a Change in Control, notwithstanding any other provision in this Plan to the contrary all unmatured installments of Incentives outstanding and not otherwise canceled in accordance with Section (c) of
       Article 15 above, shall thereupon automatically be accelerated and exercisable in full and all Restriction Periods applicable to Awards of Restricted Stock and/or Restricted Stock Units shall automatically expire. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                  ARTICLE 16

                          LIQUIDATION OR DISSOLUTION

   In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                  ARTICLE 17

                        INCENTIVES IN SUBSTITUTION FOR
                   INCENTIVES GRANTED BY OTHER CORPORATIONS

   Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

                                  ARTICLE 18

                           MISCELLANEOUS PROVISIONS

   18.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

   18.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

   18.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

   18.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

   18.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

   18.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option or SAR pursuant to Section 18.7, the Participant who assigns the Non-qualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

   18.7 Assignability. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 18.7 that is not required for compliance with Section 422 of the Code. The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Non-qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Non-qualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Non-qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 10, 12, 14, 16 and 18 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option or SAR that has been transferred by a Participant under this Section 18.7.

   18.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

   18.9 Governing Law. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

   18.10 Successors and Assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume and agree to perform the Company's obligations under this Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. As used herein, the "Company" shall mean the Company as hereinbefore defined and any aforesaid successor to its business and/or assets.

   18.11 Effective Date. The Plan shall be effective as of October 1, 1998. Subject to earlier termination pursuant to Article 12, the Plan shall have a term of ten (10) years from its effective date. After termination of the Plan, no future Awards may be made.

   18.12 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

   On the face of the certificate:

       "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

   On the reverse:

       "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain Atmos Energy Corporation 1998 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

   The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

       "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

   A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

                              * * * * * * * * * *

   IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 10, 2001, by its President pursuant to prior action taken by the Board.

                                          ATMOS ENERGY CORPORATION


                                          By:      /s/ ROBERT W. BEST
                                             ----------------------------------
                                                      Robert W. Best
                                              Chairman of the Board, President
                                                and Chief Executive Officer

Attest:

/S/ SHIRLEY A. HINES
-------------------------
Secretary

                                                                      EXHIBIT B

                           ATMOS ENERGY CORPORATION
                     ANNUAL INCENTIVE PLAN FOR MANAGEMENT
                   (as amended and restated August 10, 2001)

   The Atmos Energy Corporation Annual Incentive Plan for Management (hereinafter called the "Plan") was adopted by the Board of Directors of Atmos Energy Corporation, a Texas and Virginia corporation (hereinafter called the "Company"), on August 12, 1998 to be effective October 1, 1998 and was approved by the Company's shareholders on February 10, 1999. An amendment to the Plan was approved by the Board of Directors on August 8, 2001 (which amendment is reflected below) and will be submitted to the Company's shareholders for approval on February 13, 2002.

                                   ARTICLE 1

                                    PURPOSE

   The Plan is intended to provide the Company a means by which it can engender and sustain a sense of personal commitment on the part of its executives and senior managers in the continued growth, development, and financial success of the Company and encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may award to executives and senior managers annual incentive compensation on the terms and conditions established herein.

                                   ARTICLE 2

                                  DEFINITIONS

   For the purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

   2.1 "Annual Incentive Award" or "Award" means the compensation payable under this Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions, and limitations established by the Committee and Plan.

   2.2 "Board" means the Board of Directors of the Company.

   2.3 "Bonus Stock" or "Bonus Shares" means shares of Common Stock of the Company awarded to a Participant as permitted and pursuant to the terms of the Long Term Incentive Plan.

   2.4 (a) "Change in Control" of the Company shall be deemed to have occurred if:

            (i) Any "Person" (as defined in Section 2.4(b)(i) below), other than (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Section 2.4(b)(ii) below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities, or 33 1/3% or more of the then outstanding common stock of the Company, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (iii)(A) below.

           (ii) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Company and any "new director" (as defined in Section 2.4(b)(iii) below) cease for any reason to constitute a majority of the Board of Directors.

          (iii) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, except if:

               (A) the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

               (B) the merger or consolidation is effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly, or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 60% or more of the combined voting power of the Company's then outstanding securities;

           (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        (b) Definitions. For purposes of Section 2.4(a) above,

            (i) "Person" shall have the meaning given in Section 3(a)(9) of the
                Securities Exchange Act of 1934 (the "1934 Act") as modified and used in Sections 13(d) and 14(d) of the 1934 Act.

           (ii) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the 1934 Act.

          (iii) "New director" shall mean an individual whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

           (iv) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

   2.5 "Code" means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

   2.6 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

   2.7 "Common Stock" or "Common Shares" means the Common Stock of the Company, with no par value (stated value of $.005 per share), or such other security or right or instrument into which such common stock may be changed or converted in the future.

   2.8 "Company" means Atmos Energy Corporation, a Texas and Virginia corporation, and any successor entity.

   2.9 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes may have remuneration in excess of $1,000,000 for the Performance Period, as provided in Section 162(m) of the Code.

   2.10 "Date of Conversion" means the date on which the Committee determines and approves Awards; this is also the effective Date of Conversion for Restricted Stock or Restricted Shares, and for Stock Options.

   2.11 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company and any Subsidiary of the Company.

   2.12 "Executive Nonqualified Deferred Compensation Plan" is the Atmos Energy Corporation Executive Nonqualified Deferred Compensation Plan, as amended from time to time.

   2.13 "Fair Market Value" of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

   2.14 "Long-Term Incentive Plan" is the Atmos Energy Corporation 1998 Long-Term Incentive Compensation Plan, as amended from time to time.

   2.15 "Participant" means an Employee who is selected by the Committee to participate in the Plan.

   2.16 "Performance Criteria" or "Performance Goals" or "Performance Measures" mean the objectives established by the Committee for the Performance Period pursuant to Article V hereof, for the purpose of determining Awards under the Plan.

   2.17 "Performance Period" means the consecutive 12 month period that constitutes the Company's fiscal year.

   2.18 "Plan" means the Atmos Energy Corporation Annual Incentive Plan for Management, dated effective October 1, 1998, as amended from time to time.

   2.19 "Restricted Stock" or "Restricted Shares" means shares of Common Stock of the Company contingently granted to a Participant as permitted and pursuant to the terms and provisions of the Long-Term Incentive Plan.

   2.20 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

   2.21 "Stock Option" or "Option" means an option to purchase Common Shares of the Company as permitted and pursuant to the terms and provisions of the Long-Term Incentive Plan.

   2.22 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

   2.23 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

                                   ARTICLE 3

                                ADMINISTRATION

   The Plan shall be administered by the Human Resources Committee of the Board unless otherwise determined by the Board. If said Human Resources Committee does not so serve, the Committee shall consist of not fewer than two persons; any member of the Committee may be removed at any time, with or without cause, by resolution of the Board; and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

   All actions to be taken by the Committee under this Plan, insofar as such actions affect compliance with Section 162(m) of the Code, shall be limited to those members of the Board who are Non-employee Directors and who are "outside directors" under Section 162(m). The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

   The Committee shall determine and designate from time to time the eligible persons to whom Awards will be made. The Committee, in its discretion, shall
(i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and
(iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

   With respect to restrictions in the Plan that are based on the requirements of Section 162(m) of the Code or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to make Awards hereunder that are no longer subject to such restrictions.

                                   ARTICLE 4

                                  ELIGIBILITY

   Any Employee (including an Employee who is also a director or an officer) is eligible to participate in the Plan. The Committee, upon its own action, may make, but shall not be required to make, an Award to any Employee. Awards may be made by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. The Committee's determinations under the Plan (including without limitation determinations of which Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the agreements evidencing same) may be made by the Committee selectively among Employees who receive, or are eligible to receive, Awards under the Plan. An Employee must be a Participant in the Plan for a minimum of six months during the Plan Year to be eligible for an Award for that Plan Year.

                                   ARTICLE 5

                       PERFORMANCE GOALS AND MEASUREMENT

   5.1 Performance Goals Establishment. Performance Goals shall be established by the Committee not later than 90 days after commencement of the Performance Period. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance.

   5.2 Awards. Awards shall be made annually in accordance with actual performance compared to the Performance Goals previously established by the Committee for the Performance Period.

   5.3 Performance Goals. Performance Goals relating to Covered Participants for a Performance Period shall be established by the Committee in writing. Performance Goals may include alternative and multiple Performance Goals and may be based on one or more business and/or financial criteria. In establishing the Performance Goals for the Plan Year, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for either the Company or any of its Subsidiary organizations:

        (a) Total shareholder return

        (b) Return on assets, equity, capital, or investment

        (c) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income

        (d) Cash flow and cash flow return on investment

        (e) Economic value added and economic profit

        (f) Growth in earnings per share

        (g) Levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense

        (h) Measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein.

   5.4 Adjustments for Extraordinary Items. The Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and
(vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided that such adjustment is permitted by Section 162(m).

   5.5 Determination of Awards. The Award and payment of any Award under this Plan to a Covered Participant with respect to the Performance Period shall be contingent upon the attainment of the Performance

Goals that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose. The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

                                   ARTICLE 6

                                    AWARDS

   6.1 Timing of Awards. At the first meeting of the Committee after the completion of the Performance Period, the Committee shall review the prior year's performance in relation to the Performance Goals. The first meeting of the Committee shall occur within 60 days following the completion of the Performance Period.

   6.2 Form of Awards. Awards are paid in cash or, at the Committee's discretion, in whole or in part, in stock options. The value of any stock options paid in lieu of a cash Award will be determined as set forth in Section 6.2(d) below. Such stock options will be granted pursuant to the Long-Term Incentive Plan. In addition, if and as the Committee so permits and depending upon the Participant's voluntary election prior to the commencement of the Performance Period, the Participant may elect to convert any Award paid to him in cash in 25 percent increments, in whole or part, into the following forms:

        (a) Deferred Compensation. The Participant may elect to defer receipt of all or a portion of the Award under provisions of the Executive Nonqualified Deferred Compensation Plan.

        (b) Bonus Stock. The Participant may elect to convert all or a portion of the Award to Bonus Shares, with the value of the Bonus Shares (based on the Fair Market Value of such Bonus Shares as of the Date of Conversion) being equal to 110% of the amount of the Award. Such Bonus Shares shall be unrestricted and shall be granted pursuant to the Long-Term Incentive Plan.

        (c) Restricted Stock Awards. The Participant may elect to convert all or a portion of the Award to Company Restricted Shares, with the value of the Restricted Shares (based on the Fair Market Value of such Restricted Shares as of the Date of Conversion) being equal to 150% of the amount of the Award. Such Restricted Stock will have a restriction period of not less than 3 years from the Date of Conversion. These Restricted Shares will be granted pursuant to the Long-Term Incentive Plan.

        (d) Non Qualified Stock Options. The Participant may elect to convert all or a portion of the Award to Stock Options, with the value of the Stock Options (determined on the Date of Conversion using the Black-Scholes option pricing model) being equal to 250% of the amount of the Award. The term of the Stock Option shall not be greater than 10 years, and the Stock Option will not be fully vested until 3 years have passed from the Date of Conversion. All Stock Options shall be granted at 100 percent of the Common Stock's Fair Market Value on the Date of Conversion. These Stock Options will be granted pursuant to the Long-Term Incentive Plan.

   6.3 Maximum Awards. The maximum cash Award that may be made to a Covered Participant under the Plan for any Performance Period shall be $1.0 million.

                                   ARTICLE 7

                               WITHHOLDING TAXES

   The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld with respect to such payments.

                                   ARTICLE 8

                  NO RIGHT TO CONTINUED EMPLOYMENT OR AWARDS

   No Employee shall have any claim or right to be made an Award, and the making of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its Subsidiaries. Further, the Company and its Subsidiaries expressly reserve the right at any time to terminate the employment of any Participant free from any liability under the Plan; except that a Participant, who meets or exceeds the Performance Goals for the Performance Period and was actively employed for the full term of the Performance Period, will be eligible for an Award even though the Participant is not an active employee of the Company at the time the Committee makes Awards under the Plan.

                                   ARTICLE 9

                               CHANGE IN CONTROL

   Immediately upon a Change in Control, notwithstanding any other provision of this Plan, all Awards for the Performance Period in which the Change in Control occurs shall be deemed earned at the maximum Performance Goal level, and the Company shall make a payment in cash to each Participant within ten (10) days after the effective date of the Change in Control in the amount of such maximum Award. The making of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its businesses or assets.

                                  ARTICLE 10

              AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION

   Subject to the limitations set forth in the Article 10, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Awards under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

                                  ARTICLE 11

                                 GOVERNING LAW

   The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

                                  ARTICLE 12

                            SUCCESSORS AND ASSIGNS

   The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume and agree to perform the Company's obligations under this Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. As used herein, the "Company" shall mean the Company as hereinbefore defined and any aforesaid successor to its business and/or assets.

                                  ARTICLE 13

                                EFFECTIVE DATE

   This Plan shall be effective as of October 1, 1998. Subject to earlier termination pursuant to Article 10, the Plan shall have a term of five years from its effective date. As of August 8, 2001, the Board authorized extension of the term of the Plan for an additional three year period, or until September 30, 2006, subject to the approval of the Company's shareholders. After termination of the Plan, no future Awards may be made.

                                  ARTICLE 14

                                INTERPRETATION

   The Plan is designed to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner consistent with that intent.

                                  ARTICLE 15

                                INDEMNIFICATION

   No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

                                   * * * * *

   IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of August 10, 2001 by its President pursuant to prior action taken by the Board.

                                          ATMOS ENERGY CORPORATION

                                          By: /s/ ROBERT W. BEST
                                            ---------------------------
                                             Robert W. Best
                                             Chairman of the Board, President
                                             and Chief Executive Officer

Attest:

/s/ SHIRLEY A. HINES
---------------------------
Shirley A. Hines
Secretary

                                                                   3100-PS-2002

                                      PROXY

                            ATMOS ENERGY CORPORATION

             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting, February 13, 2002


     The undersigned hereby constitutes and appoints Robert W. Best, Dan Busbee, Charles K. Vaughan and each of them, his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of ATMOS ENERGY CORPORATION, to be held at the RiverPark Center, 101 Daviess Street, Owensboro, Kentucky, 42303, on Wednesday, February 13, 2002, at 11:00 a.m. Central Standard Time, and at any postponements or adjournment thereof, on all matters coming before said meeting.

         You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND AUTHORIZES THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 LONG-TERM INCENTIVE PLAN, AND FOR APPROVAL OF THE PROPOSAL TO APPROVE THE AMENDMENT TO THE ANNUAL INCENTIVE PLAN FOR MANAGEMENT.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ATMOS LOGO                                                    THIS IS YOUR PROXY
                                                          YOUR VOTE IS IMPORTANT

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398



Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. If you wish to change your address, please mark the box below, vote and return your proxy by mail.

                         COMPANY HIGHLIGHTS DURING 2001

o The Company achieved net income of over $56 million and earnings per share of $1.47.

o In September 2001, the Company announced it had entered into a definitive agreement to acquire Mississippi Valley Gas Company in Jackson, Mississippi. Upon closing, this transaction will add about 261,000 customers to the Company's utility operations, expand the Company's operations into a twelfth state and make the Company the third largest pure gas utility company in the United States.

o In July 2001, the Company completed the acquisition of the assets of the Louisiana Gas Service Company division of Citizens Communications Company and of Citizens' subsidiary, LGS Natural
  Gas Company. The transaction added approximately 279,000 customers in the State of Louisiana.

o In April 2001, the Company completed the acquisition of the remaining 55% interest that the Company did not already own of Woodward Marketing, LLC, an unregulated natural gas services company.

o The Company successfully completed an offering of about $150 million in common stock in December 2000 and an offering of $350 million of long-term debt in May 2001.

                                   DETACH HERE

--------------------------------------------------------------------------------
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


1. The Board of Directors recommends a vote FOR the election of all nominees for director.

    Nominees for Director: Class I: Travis W. Bain II, Dan Busbee, Richard K. Gordon and Gene C. Koonce

      FOR ALL NOMINEES                       WITHHELD FROM ALL NOMINEES
            |_|                                         |_|

         For, except vote withheld from the following nominee(s):

         ------------------------------; -----------------------------



2. The Board of Directors recommends a vote FOR approval of the amendment to the 1998 Long-Term Incentive Plan.

         Approval of Amendment to the      FOR      AGAINST      ABSTAIN
         1998 Long-Term Incentive Plan     |_|       |_|           |_|



3. The Board of Directors recommends a vote FOR approval of the amendment to the Annual Incentive Plan for Management.

         Approval of Amendment to the     FOR      AGAINST      ABSTAIN
         Annual Incentive Plan             |_|       |_|         |_|
         for Management

                                            MARK HERE
                                            FOR ADDRESS CHANGE
                                            AND NOTE AT LEFT  [___]


Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Signature:            Date               Signature:             Date
           -----------     --------------           ------------     -----------



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